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Galaxy
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Funds
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TAX-FREE BOND FUNDS REPORT
--------------------------------------------------------------------------------
TAX-EXEMPT BOND FUND o NEW YORK MUNICIPAL BOND FUND
CONNECTICUT MUNICIPAL BOND FUND o MASSACHUSETTS MUNICIPAL BOND FUND o
RHODE ISLAND MUNICIPAL BOND FUND


------------------

ANNUAL
REPORT


FOR THE YEAR ENDED
OCTOBER 31 1997
------------------

----------------

   CHAIRMAN'S
    MESSAGE

----------------

Dear Shareholder:

     Enclosed is your performance report for the Galaxy tax-free bond funds for the fiscal year ended October 31, 1997. During this time, moderate growth and lower inflation pushed bond prices higher, making total returns for municipal bonds higher than historical averages.

     These returns became more attractive with passage of the Taxpayer Relief Act of 1997 (the "Act"), which reduced tax rates for long-term capital gains. Under the Act, the top tax rate fell from 28% to 20% for investments sold from May 7, 1997, through July 28, 1997, that were held longer than 12 months. For sales after July 28, 1997, the lower capital gains rate applies for investments held more than 18 months. The rate for investors in the 15% income tax bracket has fallen from 15% to 10%.

     The new law also makes individual retirement accounts more attractive in some circumstances. Starting in 1998, the law raises the income limits for deductible contributions when you have a company retirement plan and allows, when a couple's joint income is less than $150,000, one spouse to make deductible contributions even if the other spouse has a company plan. If you want to use money in a deductible IRA to pay college expenses or buy a first home, you may do so without penalty before age 59 1/2.

     Two new IRAs may help you build savings from nondeductible contributions. The Roth IRA allows up to $2,000 in after-tax contributions each year and eliminates taxes on all distributions after age 59 1/2. You may remove up to $10,000 before 59 1/2 to buy a first home. However, no tax-free distributions may be made until at least five years after you establish a Roth IRA. The education IRA allows up to $500 in after-tax contributions per year for each child under age 18. You can remove earnings at any time, without tax or penalties, to pay the child's college expenses. Both the Roth IRA and the education IRA are subject to certain income limits.

     Fleet Investment Advisors Inc. has prepared a guide to the new tax rules to help you understand these changes. We have also added a Roth IRA and an education IRA to our other retirement products. If you would like information on using IRAs with Fleet Galaxy Funds, or you have questions about this report, please call the Galaxy Information Center at 1-800-628-0414.

Sincerely,

/s/ Dwight E. Vicks, Jr.

Dwight E. Vicks, Jr.
Chairman of the Board of Trustees


Mutual Funds:

o are not bank deposits

o are not FDIC insured

o are not obligations of Fleet Bank

o are not guaranteed by Fleet Bank

o are subject to investment risk including possible loss of principal amount invested

---------------




MARKET OVERVIEW
---------------

TAX-FREE BOND MARKET OVERVIEW

By Fleet Investment Advisors Inc.

     Bond prices rose substantially in the past year, due largely to lower inflation. However, the ride was not a smooth one. Although the Federal Reserve (the "Fed") raised interest rates just once, strong economic growth kept investors uncertain about the direction of rates for most of the period -- adding volatility to bond prices.

     Prices for municipal bonds were generally more stable than prices for taxable issues. Municipal bond prices often rise less in a rally than the prices of taxable issues and tend to fall less in a market decline. This is because the balance of supply and demand for municipal bonds is especially sensitive to interest rate changes. When rates rise, supplies of municipals tend to shrink while demand strengthens. The reverse is generally true when rates fall.

      Although price gains for municipal bonds were more modest in the last year than gains for taxable issues, municipals enjoyed total returns that were quite strong by historical standards.

"Prices for municipal bonds were generally more stable than prices for taxable issues. Municipal prices often rise less in a rally than the prices of taxable issues and tend to fall less in a market decline. This is because the balance of supply and demand for municipal bonds is especially sensitive to interest rate changes."

Bobbing Interest Rates

     When the period began on November 1, 1996, the annual rate of inflation was 3%. The yield for 30-year Treasuries was 6.64%, and the yield for the Bond Buyer Index -- a benchmark for municipals -- was 5.83%. Signs of slower economic growth, plus hope for a balanced federal budget, kept interest rates and yields falling into December.

     Evidence of stronger growth drove interest rates and yields higher in late-1996 and in early-1997. Although inflation fell to 2.5%, the Fed, concerned about future inflation and an "irrational exuberance" in stock prices, raised short-term interest rates a modest 25 basis points in March. The expectation of future rates hikes caused bond prices to fall enough to push long-term Treasury yields to a nine-month high of 7.17%, and the yield for the Bond Buyer Index to 6.01%.

PERFORMANCE AT-A GLANCE

Average Annual Returns as of October 31, 1997
Trust Shares

TAX-EXEMPT BOND FUND
Inception Date 12/30/91


1yr                      7.75%
3 yrs                    8.74%
5 yrs                    7.21%
Life                     6.96%

NEW YORK MUNICIPAL BOND FUND
Inception Date 12/31/91


1 yr                     8.17%
3 yrs                    8.91%
5 yrs                    7.04%
Life                     6.69%

CONNECTICUT MUNICIPAL BOND FUND
Inception Date 3/16/93


1 yr                     8.06%
3 yrs                    9.18%
Life                     5.64%

MASSACHUSETTS MUNICIPAL BOND FUND
Inception Date 3/12/93


1 yr                     8.06%
3 yrs                    8.93%
Life                     5.37%


     It soon became clear, however, that the economy was not as strong as investors had thought. After growing at an annualized rate of 4.9% in the first quarter of 1997, the gross domestic product, which measures U.S. goods and services, slowed to an annualized rate of 3.6% in the second quarter. This, combined with further gains in productivity, drove inflation to 2.2% and sent bond prices higher.

PERFORMANCE AT-A-GLANCE*

Average Annual Returns as of October 31, 1997
Retail A Shares


TAX-EXEMPT BOND FUND
Inception Date 12/30/91

1 yr                     3.46%
3 yrs                    7.12%
5 yrs                    6.25%
Life                     6.13%


NEW YORK MUNICIPAL BOND FUND
Inception Date 12/31/91

1 yr                     3.87%
3 yrs                    7.29%
5 yrs                    6.09%
Life                     5.88%


CONNECTICUT MUNICPAL BOND FUND
Inception Date 3/16/93

1 yr                     3.76%
3 yrs                    7.57%
Life                     4.63%


MASSACHUSETTS MUNICIPAL BOND FUND
Inception Date 3/12/93

1 yr                     3.85%
3 yrs                    7.35%
Life                     4.39%


RHODE ISLAND MUMICIPAL BOND FUND
Inception Date 12/20/94

1 yr                     3.78%
Life                     7.02%

[   ] 1 Year           [  ] 5 Years
[   ] 3 Years          [  ] Life of Fund

* All return figures include the effect of the maximum 3.75% front-end sales charge.


     Investors became worried about future inflation again in the summer when growth indicators were stronger than they had expected. Concerns about another hike in interest rates drove bond prices sharply lower in August. When investors' inflation fears were calmed, bond prices then quickly rebounded.

     In October, bonds continued their rally as economic troubles in the Far East made U.S. income securities more attractive to both domestic and foreign investors. By October 31, following a 554-point loss in the Dow Jones Industrial Average, the rally in bond prices had pushed the yield for long-term Treasury securities to 6.14% and the yield for the Bond Buyer Index to 5.40%.

"Growth continued to slow in the summer, further reducing the rate of inflation. Investors again became worried about future inflation, however, since growth remained stronger than they had expected."

Investment Strategy

     To make the most of changing yields and prices, we emphasized longer maturities when we thought prices would rise and shorter maturities when we thought prices would fall. This helped to maximize price gains, limit price loss, and improve the Fund's yield. To enhance potential appreciation, we looked for issues available in strong supply at attractive prices.

     Throughout the period we bought high-quality bonds with good credit quality that have protection against being called in by their issuers. When investors are uncertain about inflation and interest rates, they tend to favor the lower price risk of top-quality issues. Investors also favor good call protection in volatile markets because it means a more reliable income stream.

Slower Growth, Lower Rates

     Although economic fundamentals remain solid, we expect growth to slow in coming months. Productivity gains show signs of peaking, and both consumer spending and exports are set to ebb. Inflation should remain moderate in this environment, easing the pressure for further hikes in interest rates.

     To make the most of further price gains, we plan to increase investments in longer maturities and favor positions with the best appreciation potential. As before, we will look to increase the portion of noncallable securities and target issues of high quality.

PERFORMANCE AT-A-GLANCE

Average Annual Returns as of October 31, 1997
Retail B Shares *

      TAX EXEMPT BOND FUND
      Inception Date 3/4/96

1 Yr. Before             6.83%
1 Yr. After              1.83%
Life Before              4.74%
Life After               2.38%

[  ] One year returns before contingent
     deferred sales charge deducted.
[  ] One year returns after contingent
     deferred sales charge deducted as if
     shares were redeemed at end of period.
[  ] Life of fund returns before contingent
     deferred sales charge deducted.
[ ] Life of fund returns after contingent deferred sales charge deducted as if sales were redeemed at end of period.

*Retail B Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years. Total returns are from the date of inception.

------------------




PORTFOLIO REVIEWS
-----------------

GALAXY TAX-EXEMPT BOND FUND

By Daniel Rabasco
Portfolio Manager

[PHOTO OF DANIEL RABASCO]

     As interest rates rose and fell in the last year, we tried to optimize price gains for the Galaxy Tax-Exempt Bond Fund, minimize price losses, and enhance the Fund's yield. For most of the year, these strategies helped the Fund earn returns near those for its market benchmark and funds with similar investment objectives. Because of uncertainty about interest rates, we were cautious in preparing for lower rates and higher prices. This somewhat dampened the Fund's relative performance when prices strengthened unexpectedly in October as a result of economic instability in the Far East and weakness in the equity markets.

     For the 12 months ended October 31, 1997, the Fund's Trust Shares earned a total return of 7.75%. Over the same time, Retail A Shares had a total return of 7.49% before deducting the maximum 3.75% front-end sales charge, and Retail B Shares had a total return of 6.83% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge and the chart on page 3 for returns after deducting the contingent deferred sales charge.)

     During this period, the average general municipal bond fund followed by Lipper Analytical Services ("Lipper"), a mutual fund performance tracking service, had a total return of 8.12%. During this time the Lehman Brothers Municipal Bond Index had a total return of 8.50%.

     On October 31, 1997, the Fund's Trust Shares had a 30-day Securities and Exchange Commission ("SEC") annualized yield of 4.36%. On the same date, Retail A Shares had a 30-day SEC annualized yield of 3.97%, and Retail B Shares had a 30-day SEC annualized yield of 3.48%. For shareholders in the 36% federal income tax bracket, these equaled taxable yields of 6.81%, 6.20%, and 5.44% respectively.

GALAXY TAX-EXEMPT BOND FUND

Distribution of Total Net Assets as of October 31, 1997

East                                                  35%
South                                                 31%
North Central                                         14%
Mountain                                               9%
Pacific                                                8%
Cash Equivalents & Net Other Assets & Liabilities      3%

OPTIMIZING RETURNS

     Because higher-coupon issues tend to outperform when interest rates fall, we traded lower-coupon municipal bonds ("municipals") for higher-coupon municipals at the end of 1996. With greater optimism about inflation and interest rates in December, we added 25-year maturities to improve the Fund's potential appreciation and yield.

     As interest rates rose early in 1997, we focused on maturities of 15 to 20 years to defend the Fund from falling bond prices. When rates fell again in April, we made selective investments in longer term issues. To add appreciation potential we purchased bonds with better call protection during May through July and sold bonds with less call protection.

      Due to uncertainty regarding the direction of rates and a relatively flat yield curve, we did not extend the Fund's maturity during August and September. We concentrated on adding bonds issued for water and education purposes -- which were available in good supply at attractive prices.

GALAXY TAX EXEMPT BOND FUND
Growth of $10,000 investment*

           Lehman          Galaxy         Galaxy         Galaxy
          Brothers       Tax-Exempt     Tax-Exempt     Tax-Exempt
          Municipal      Bond Fund      Bond Fund      Bond Fund
            Bond         - Retail A      - Trust       - Retail B
           Index           Shares         Shares         Shares
-----------------------------------------------------------------
12/30/91  $10,000        $ 9,625        $10,000
    1992   10,582         10,062         10,455
    1993   12,072         11,635         12,089
    1994   11,546         11,082         11,515
    1995   13,213         12,657         13,084        $10,000
    1996   13,967         13,167         13,742          9,615
10/31/97   15,465         14,153         14,807         10,398

* Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1997. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

     Even though we had substantially reduced investments that could be called in by their issuers, many callable holdings still remained. Price gains for the callable bonds lagged behind those for non-callable issues when rates fell again in October. These bonds limited the performance of the Fund in October.

GALAXY NEW YORK MUNICIPAL BOND FUND

Distribution of Total Net Assets as of October 31, 1997

New York                          94%
Other Territories                  2%
Cash Equivalents                   2%
Pennsylvania                       1%
Net Other Assets & Liabilities     1%

PLANNING FOR FURTHER GAINS

     Based on our forecast for stable to lower interest rates, we expect to lengthen the Fund's maturity further in the months to come and we will attempt to add more non-callable issues. This should enhance the Fund's appreciation potential if interest rates continue to fall. Due to their relative attractiveness, we also plan to add investments from high tax specialty states such as California, where the potential for price appreciation is especially strong.

GALAXY NEW YORK MUNICIPAL BOND FUND

By Daniel Rabasco
Portfolio Manager

GALAXY NEW YORK MUNICIPAL BOND FUND

Growth of $10,000 investment*

                Lehman             Galaxy               Galaxy
               Brothers       New York Municipal  New York Municipal
               Municipal         Bond Fund -           Bond Fund -
              Bond Index       Retail A Shares       Trust Shares
----------------------------------------------------------------------
12/31/91       $10,000             $ 9,625             $10,000
    1992        10,582               9,993              10,383
    1993        12,072              11,558              12,009
    1994        11,546              10,870              11,294
    1995        13,213              12,395              12,901
    1996        13,967              12,928              13,488
10/31/97        15,465              13,954              14,590

*Since inception on 12/31/91. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

     When interest rates fluctuate, prices for longer-term bonds tend to change more than prices for shorter-term bonds. By emphasizing longer maturities when we expected rising prices, and shorter maturities when we expected falling prices, we helped the Galaxy New York Municipal Bond Fund make the most of recent interest rate changes.

     For the 12 months ended October 31, 1997, the Fund's Trust Shares earned a total return of 8.17%. During the same time, Retail A Shares returned 7.93% before deducting the maximum 3.75% front-end sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge.)

     Over this period the average New York tax-exempt bond fund tracked by Lipper returned 8.04% and the Lehman Brothers Municipal Bond Index returned 8.50%.

MAKING THE MOST OF FALLING RATES

     At the end of 1996, when rates were falling, the yield curve was relatively flat, and we emphasized maturities of 15 to 20 years. In December, as optimism about inflation raised hopes for further rate declines, we added 25-year maturities. These issues produced price gains as rates fell.

     As rates rose early in 1997, we returned to maturities of 15 to 20 years. This, plus a focus on good coupons and strong credit quality, helped protect the Fund as bond prices fell. When rates peaked in April, we locked in the higher yields with longer maturities. In May, we traded into municipals that could not be called in by their issuers to enhance price performance and yield.

     During the summer, we improved the Fund's performance with zero-coupon municipal bonds and issues selling at discounted prices. Because of their quality and essential service nature, we emphasized investments related to water and education projects.

     On October 31, 1997, the Fund's Trust Shares had a 30-day SEC annualized yield of 4.59%. On the same date, Retail A Shares had a 30-day SEC annualized yield of 4.21%. These are the same as taxable yields of 7.17% and 6.58%, respectively, for shareholders in the 36% federal income tax bracket who live in the State of New York.

ADDING APPRECIATION POTENTIAL

     If interest rates continue to fall, the Fund should benefit further from its longer maturities. To enhance this benefit, we will probably extend maturities more in the months to come and reduce positions with less potential for appreciation. For added liquidity, we plan to eliminate some of the Fund's smaller positions. As before, we will focus on high-quality issues with good call protection.

GALAXY CONNECTICUT MUNICIPAL BOND FUND

By Daniel Rabasco
Portfolio Manager

GALAXY CONNECTICUT MUNICIPAL BOND FUND

Distribution of Total Net Assets as of October 31, 1997

Connecticut                     90%
Pennsylvania                     6%
Michigan                         3%
Other Territories                3%
Cash Equivalents                 2%
Virginia                         1%
Net Other Assets & Liabilities  (5)%

     With supplies relatively tight, the price gains for municipal bonds in Connecticut were especially strong in the past year. This, plus an emphasis on longer maturities when rates were falling, helped the Galaxy Connecticut Municipal Bond Fund deliver solid returns for the 12 months ended October 31, 1997.

     During that time, the Fund's Trust Shares earned a total return of 8.06%. Before deducting the maximum 3.75% front-end sales charge, Retail A Shares earned a return of 7.86%. (Please see the chart on page 2 for total returns after deducting the front-end sales charge.)

     For the same period, the average Connecticut municipal bond fund tracked by Lipper returned 7.77% and the Lehman Brothers Municipal Bond Index returned 8.50%. On October 31, 1997, the Fund's Trust Shares had a 30-day SEC annualized yield of 4.25%. On the same date, Retail A Shares had a 30-day SEC annualized yield of 3.89%. These equal taxable yields of 6.64% and 6.08%, respectively, for shareholders in the 36% federal income tax bracket who live in the State of Connecticut.

GALAXY CONNECTICUT MUNICIPAL BOND FUND

Growth of $10,000 investment*

                Lehman             Galaxy                 Galaxy
               Brothers      Connecticut Municipal  Connecticut Municipal
               Municipal         Bond Fund -             Bond Fund -
              Bond Index       Retail A Shares          Trust Shares
----------------------------------------------------------------------
 3/16/93       $10,000             $ 9,625                $10,000
    1993        10,697              10,183                 10,580
    1994        10,231               9,532                  9,902
    1995        12,594              10,956                 11,413
    1996        12,952              11,429                 11,930
10/31/97        14,776              12,327                 12,891

*Since inception on 3/16/93. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index are calculated since 3/31/93 because the index returns are calculated at month-end only. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

REALIGNING MATURITIES

     In a market where interest rates are falling, prices for longer-term bonds tend to gain more than prices for shorter-term bonds. While rates were declining at the end of 1996, we focused on municipals maturing in 15 to 20 years. In December, with good news on inflation and the prospect of further rate declines, we added issues that matured in 25 years.

     When interest rates reversed course early in 1997, we resumed our focus on maturities of 15 to 20 years. This, combined with high coupons and strong credit quality, helped buffer the Fund as prices fell. With the peak in interest rates during April, we selectively added longer maturities to lock in the higher yields for more time. In May, to further enhance Fund performance potential, we traded into municipal bonds that could not be called in by their issuers.

     As yields continued to fall in July, we added zero-coupon municipals and issues selling at discounted prices. In making these purchases, we stressed investments related to water and education services. We focused on bonds with strong credit quality -- feeling the yields for lesser-quality municipals did not cover the added risk for those issues.

FUTURE STRATEGIES

     In keeping with our outlook for stable to lower interest rates, we expect to extend maturities further in months to enhance the Fund's appreciation potential. In addition, we are reducing Fund positions with less appreciation potential. To improve liquidity, we are eliminating some of the Fund's smaller positions. Where we can, we will continue to concentrate on issues with strong credit quality and good call protection.

GALAXY MASSACHUSETTS
MUNICIPAL BOND FUND

By Daniel Rabasco
Portfolio Manager

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND

Distribution of Total Net Assets as of October 31, 1997

Massachusetts                                         90%
Cash Equivalents & Net Other Assets & Liabilities      4%
Other Territories                                      4%
Pennsylvania                                           2%

     In the 12 months ended October 31, 1997, we focused on longer maturities when we expected interest rates would fall and shorter maturities when we thought rates would rise. Because prices for longer-term issues are more sensitive to changes in interest rates than prices for shorter-term issues, this strategy enhanced potential appreciation for the Galaxy Massachusetts Municipal Bond Fund while limiting the risk of price loss. By locking in higher yields for more time, the use of longer maturities also improved the Fund's yield.

     During the period the Fund's Trust Shares earned a total return of 8.06%. Over the same time, Retail A Shares earned a return of 7.92% before deducting the maximum 3.75% front-end sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge.)

     These returns compared to 7.82% for the average Massachusetts municipal bond fund tracked by Lipper and 8.50% for the benchmark Lehman Brothers Municipal Bond Index.

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND

Growth of $10,000 investment*

                Lehman             Galaxy                  Galaxy
               Brothers         Massachusetts           Massachusetts
               Municipal     Municipal Bond Fund -    Municipal Bond Fund -
              Bond Index       Retail A Shares            Trust Shares
---------------------------------------------------------------------------
 3/12/93       $10,000             $ 9,625                  $10,000
    1993        10,584              10,146                   10,542
    1994        10,231               9,491                    9,859
    1995        12,594              10,868                   11,312
    1996        12,952              11,309                   11,795
10/31/97        14,776              12,204                   12,746

*Since inception on 3/12/93. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund. Results for the index are calculated since 3/31/93 because the index returns are calculated at month-end only.

     On October 31, 1997, the Fund's Trust Shares had a 30-day SEC annualized yield of 4.04% and Retail A Shares had a 30-day SEC annualized yield of 4.34%. These equaled taxable yields of 6.78% and 6.31% for shareholders in the 36% Federal income tax bracket who live in the Commonwealth of Massachusetts.

MOVING MATURITIES

     Although interest rates were falling when the period began, the yield curve was relatively flat -- giving little incentive for investing in longer maturities. As a result, we concentrated purchases on maturities of 15 to 20 years. To enhance the Fund's yield, we traded lower-coupon issues for higher-coupons issues. When good inflation news signaled further rate declines in December, we bought municipals maturing in 25 years.

     At the beginning of 1997, with interest rates headed higher, we turned our attention again to 15- to 20-year maturities so that we could protect the value of Fund shares as bond prices fell. Our emphasis on higher-coupon issues of good credit quality also helped Fund performance. In April, when rates were peaking, we selectively purchased longer-term municipals with attractive values. In May, we increased the representation of securities that could not be called by their issuers, in an effort to improve the Fund's performance.

     As rates fell further in July, we added zero-coupon municipals and issues selling at discounted prices. At the same time we blocked up the size of our holdings to improve liquidity. With spreads between issues of different credit quality quite narrow, we remained focused on higher-quality issues. Because plentiful supplies made their prices more attractive, we targeted municipals related to essential services.

GOING LONGER

     We will probably extend maturities further in coming months based on expectations that slower growth and lower inflation may help interest rates decline. To improve liquidity, we are eliminating some of the Fund's smaller positions. Where we can, we will continue to concentrate on issues with strong credit quality and good call protection.

GALAXY RHODE ISLAND
MUNICIPAL BOND FUND

By Daniel Rabasco
Portfolio Manager

GALAXY RHODE ISLAND MUNICIPAL BOND FUND

Distribution of Total Net Assets as of October 31, 1997

Rhode Island                       87%
Other Territories                   7%
Cash Equivalents                    4%
Net Other Assets & Liabilities      2%

     As interest rates were falling in the 12 months ended October 31, 1997, we focused on longer-term municipals and securities that could not be called in by their issuers. This both enhanced the price performance of the Galaxy Rhode Island Municipal Bond Fund and boosted its yield. We further improved returns by focusing on issues with higher coupons. The Fund also benefited from ongoing tightness in Rhode Island's municipal supplies -- which kept upward pressure on prices.

     During the period the Fund's Retail A Shares earned a total return of 7.78% before deducting the maximum 3.75% front-end sales charge. (Please see chart on page 2 for total returns after deducting the front-end sales charge.) Over the same time the Lehman Brothers Municipal Bond Index had a total return of 8.50%. Lipper does not track Rhode Island municipal bond fund averages.

GALAXY RHODE ISLAND MUNICIPAL BOND FUND

Growth of $10,000 investment*

                Lehman                Galaxy
               Brothers       Rhode Island Municipal
               Municipal            Bond Fund -
              Bond Index          Retail A Shares
----------------------------------------------------
12/20/94       $10,000                $ 9,625
    1995        11,445                 10,711
    1996        12,050                 11,270
10/31/97        12,507                 12,146

*Since inception on 12/20/94. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund. Results for the index are calculated since 12/31/94 because the results are calculated at month-end only.

OPTIMIZING INCOME AND PRICE GAINS

     When the period began, interest rates were falling, and investors were looking for better yield. To optimize income and price appreciation, we traded lower-coupon municipals for issues with higher coupons. Because the yield curve was relatively flat, making longer-term issues less attractive, we focused on maturities of 15 to 20 years.

     When rates rose at the start of 1997, the Fund benefited from its emphasis on higher coupons and municipals with strong credit quality and liquidity. To improve income and price performance further, we traded into municipals with better call protection.

     In July, we added issues selling at discounted prices. In August, when prices and yields were especially attractive, we purchased longer-term issues to enjoy the better yields for more time. With narrow spreads between yields of issues with different credit risk, we continued to focus on higher-quality investments. We also targeted municipals representing essential services.

     On October 31, 1997, the Fund's Retail A Shares had a 30-day SEC annualized yield of 4.25%. This equaled a taxable yield of 6.64% for taxpayers in the 36% federal income tax bracket who live in the State of Rhode Island.

Adding Price Potential and Liquidity

     In the months to come, we expect to give added attention to longer maturities and noncallable issues. This should further improve the Fund's yield and potential appreciation if rates continue to fall. For additional price performance, we are reducing positions with less appreciation potential. To improve liquidity, we are blocking up the size of our holdings.

Daniel Rabasco is a member of the Tax-Exempt Investment Policy Committee of Fleet Investment Advisors Inc. He became manager of the Galaxy tax-free bond funds in May of 1997. He has managed fixed income portfolios for Fleet Investment Advisors Inc. and other investment companies for more than 10 years.

-------------------------------------------------------------------------------
Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Advisor and Administrator are presently waiving fees and/or reimbursing expenses and may revise or discontinue such practices at any time. Without such waivers and/or reimbursements, performance would be lower. Past performance is no guarantee of future results. Total return figures in this report include changes in share price, and reinvestment of dividends and capital gains distributions, if any, and the effect of any sales charges, where applicable..

            ---------------
                                 Tax-Exempt Bond Fund
                                 PORTFOLIO OF INVESTMENTS
            THE GALAXY FUND      October 31, 1997
            ---------------

                                                                     VALUE
  PAR VALUE                                                         (NOTE 2)
  ---------                                                         --------
         MUNICIPAL SECURITIES - 99.97%

                  ALASKA - 1.16%

$   375,000       Alaska Municipal Bond Authority
                  Series B, GO
                  6.60%, 07/01/99
                  Insured: MBIA ..........................        $     376,571
  1,275,000       Anchorage Hospital Revenue
                  Sisters of Providence Project
                  6.75%, 10/01/00 ........................            1,357,871
                                                                  -------------
                                                                      1,734,442
                                                                  -------------

                  ARIZONA - 1.00%

  1,455,000       Salt River Project Agricultural
                  Improvement & Power District
                  Electric System, Series A,
                  7.10%, 01/01/00
                  Pre-refunded 01/01/98 ..................            1,491,331
                                                                  -------------

                  CALIFORNIA - 1.82%

  2,750,000       California Educational Facilities
                  Authority, Stanford University, Series N
                  5.20%, 12/01/27 ........................            2,722,500
                                                                  -------------

                  COLORADO - 0.97%

  1,450,000       Colorado Water Resource
                  & Power Development Authority
                  Drinking Water Revenue, Series A
                  5.25%, 09/01/15 ........................            1,446,375
                                                                  -------------

                  CONNECTICUT - 2.37%

    865,000       Connecticut State Housing Finance
                  Authority, Housing Mortgage Finance
                  Program, Series A
                  6.10%, 05/15/13 ........................              906,088
  1,000,000       Connecticut State Housing Finance
                  Authority, Housing Mortgage Finance
                  Program, SubSeries B-1
                  6.25%, 05/15/11 ........................            1,062,500
    500,000       Connecticut State Special Tax Obligation
                  Transportation Infrastructure, Series B
                  6.10%, 09/01/07 ........................              536,875
  1,000,000       Connecticut State Special Tax Obligation
                  Transportation Infrastructure, Series A
                  5.40%, 09/01/10 ........................            1,031,250
                                                                  -------------
                                                                      3,536,713
                                                                  -------------

                  FLORIDA - 1.40%

  1,000,000       Florida State Department
                  of Transportation, Right of Way
                  5.40%, 07/01/16 ........................            1,015,000

  1,000,000       Pinellas County Resource Recovery
                  Revenue, Series A
                  6.60%, 10/01/00
                  Insured: MBIA ..........................            1,070,000
                                                                  -------------
                                                                      2,085,000
                                                                  -------------

                  GEORGIA - 0.70%

  1,000,000       Fulton County School District. GO
                  5.60%, 01/01/11 ........................            1,040,000
                                                                  -------------

                  IDAHO - 1.15%

    500,000       Boise-Kuna Irrigation District
                  Lucky Peak Hydroelectric Project
                  6.60%, 07/01/05 ........................              546,875
  1,160,000       Idaho Housing & Finance Assistance
                  Single Family Mortgage, Senior
                  Series G-2, AMT
                  5.70%, 07/01/16 ........................            1,170,150
                                                                  -------------
                                                                      1,717,025
                                                                  -------------

                  ILLINOIS - 4.96%

  1,000,000       Cook County, GO
                  7.25%, 11/01/07
                  Insured: MBIA ..........................            1,196,250
  3,000,000       Illinois Educational Facilities Authority
                  Wesleyan University
                  5.65%, 09/01/26
                  Insured: MBIA ..........................            3,045,000
  1,000,000       Illinois State, GO
                  5.80%, 09/01/18
                  Insured: FGIC ..........................            1,045,000
  1,000,000       Peoria Public Building Commission
                  School Building & Facilities
                  District No. 150 Project
                  6.50%, 12/01/00
                  Pre-refunded 12/01/99
                  Insured: AMBAC .........................            1,048,750
  1,000,000       Regional Transportation Authority
                  Series A
                  6.25%, 06/01/15 ........................            1,080,000
                                                                  -------------
                                                                      7,415,000
                                                                  -------------

                  INDIANA - 1.39%

  2,000,000       Indianapolis Local Public Improvement
                  Bond Bank, Series A
                  6.00%, 01/10/18 ........................            2,075,000
                                                                  -------------

                  IOWA - 1.18%

  1,745,000       Iowa Finance Authority Single Family
                  Revenue, Mortgage, Series F
                  5.55%, 01/01/16 ........................            1,764,631
                                                                  -------------

                  KENTUCKY - 1.42%

  1,000,000       Kentucky Housing Corp. Guaranteed
                  Series C-3
                  5.70%, 01/01/11 ........................            1,038,750
  1,000,000       Kentucky State Turnpike Authority
                  Economic Development, Road Revenue
                  Revitalization Projects
                  7.13%, 05/15/01
                  Pre-refunded 05/15/00 ..................            1,085,000
                                                                  -------------
                                                                      2,123,750
                                                                  -------------

                  MAINE - 1.26%

    250,000       Maine Municipal Bond Bank
                  Series B
                  6.75%, 11/01/12 ........................              274,375
    500,000       Maine Municipal Bond Bank
                  Sewer & Water, SRF Program, Series A
                  6.50%, 11/01/08 ........................              542,500
  1,000,000       Maine State Housing Authority
                  Mortgage, Series C-1
                  6.50%, 11/15/11 ........................            1,072,500
                                                                  -------------
                                                                      1,889,375
                                                                  -------------

                  MARYLAND - 3.88%

  2,875,000       Maryland State Community
                  Development Administration, Dept.
                  of Housing & Community Development
                  Series A , AMT
                  5.70%, 07/01/17 ........................            2,910,938
  1,500,000       Maryland State Health & Higher
                  Education, Facilities Authority
                  Johns Hopkins University
                  6.00%, 07/01/10 ........................            1,638,750
  1,250,000       Montgomery County Housing
                  Opportunity, Commission Single
                  Family Mortgage Revenue
                  5.75%, 07/01/13 ........................            1,250,000
                                                                  -------------
                                                                      5,799,688
                                                                  -------------

                  MASSACHUSETTS - 6.55%

    250,000       Massachusetts Bay Transportation
                  Authority, Series C
                  6.10%, 03/01/07 ........................              271,563
  1,000,000       Massachusetts Municipal Wholesale
                  Electric, Copower Supply System
                  Series D, 6.00%, 07/01/11
                  Insured: MBIA ..........................            1,071,250
  2,000,000       Massachusetts State
                  Series A , GO
                  5.50%, 02/01/11 ........................            2,047,500
  1,000,000       Massachusetts State HEFA
                  Capital Asset Program, Series F
                  6.70%, 10/01/98
                  Insured: MBIA ..........................            1,027,150
  2,000,000       Massachusetts State HEFA
                  Partners Healthcare System, Series A
                  5.38%, 07/01/17
                  Insured: MBIA ..........................            1,995,000
    200,000       Massachusetts State HEFA
                  South Shore Hospital, Series D
                  6.50%, 07/01/10
                  Insured: MBIA ..........................              220,000
     50,000       Massachusetts State Housing Finance
                  Agency, Residential Development
                  Series C
                  6.88%, 11/15/11 ........................               54,375
  1,000,000       Massachusetts State Industrial Finance
                  Electric Utility Revenue
                  Nantucket Electric, Series A, AMT
                  5.88%, 07/01/17
                  Insured: AMBAC .........................            1,052,500
  1,000,000       Massachusetts State
                  Series A, SP OB,
                  5.80%, 06/01/14
                  Pre-refunded 06/01/04 ..................            1,037,500
  1,000,000       Massachusetts Water Resource Authority
                  3.65%, 11/05/97
                  LOC: Morgan Guaranty Trust .............              999,972
                                                                  -------------
                                                                      9,776,810
                                                                  -------------

                  MICHIGAN - 2.09%

  1,000,000       Central Michigan University
                  6.00%, 10/01/13
                  Insured: MBIA ..........................            1,058,750
  2,000,000       Michigan State Building Authority
                  Facilities Program, Series I
                  5.30%, 10/01/10
                  Insured: AMBAC .........................            2,067,500
                                                                  -------------
                                                                      3,126,250
                                                                  -------------

                  MINNESOTA - 0.72%

  1,000,000       Minnesota Public Facilities Authority Water
                  PCR, Series A
                  6.90%, 03/01/03
                  Pre-refunded 03/01/00 ..................            1,080,000
                                                                  -------------

                  MISSOURI - 1.48%

  2,000,000       Sikeston Electric Revenue
                  6.00%, 06/01/14
                  Insured: MBIA ..........................            2,215,000
                                                                  -------------

                  NEVADA - 1.07%

$ 1,000,000       Clark County
                  Series A, GO & Revenue
                  6.00%, 06/01/16
                  Pre-refunded 06/01/02
                  Insured: AMBAC .........................        $   1,072,500
    500,000       Nevada State
                  Series B, GO
                  6.00%, 05/01/10
                  Pre-refunded 05/01/01 ..................              532,500
                                                                  -------------
                                                                      1,605,000
                                                                  -------------

                  NEW JERSEY - 1.77%

  1,000,000       Mercer County Improvement Authority
                  Customer Receipts, Justice Complex
                  6.05%, 01/01/07 ........................            1,001,850
  1,500,000       New Jersey Health Care Facilities
                  Financing, AHS Hospital Corp., Series A
                  6.00%, 07/01/12
                  Insured: AMBAC .........................            1,648,125
                                                                  -------------
                                                                      2,649,975
                                                                  -------------

                  NEW YORK - 5.89%

  1,000,000       Battery Park City Authority
                  Senior Lien, Series A
                  5.50%, 11/01/10 ........................            1,023,750
  1,000,000       New York State, Series I, GO
                  6.00%, 04/15/09 ........................            1,066,250
  1,000,000       New York Municipal Water Finance
                  Authority, Water & Sewer System
                  Series A
                  5.50%, 06/15/11 ........................            1,020,000
    250,000       New York State, GO
                  6.10%, 11/15/09 .................                     265,313
  1,000,000       New York State, GO
                  5.50%, 06/15/10 ........................            1,028,750
  1,000,000       New York Sate Dormitory Authority
                  University of Rochester
                  6.50%, 07/01/09 ........................            1,023,660
  4,000,000       New York State Dormitory Authority
                  Capital Appreciation, State University
                  5.18%, 05/15/10 (A)
                  Insured: MBIA ..........................            2,125,000
    125,000       New York State Local Government
                  Assistance, Series A
                  7.00%, 04/01/12 ........................              140,781
  1,000,000       Port Authority of New York &
                  New Jersey, JFK International Air
                  Terminal, Series 6, SP OB , AMT
                  6.00%, 12/01/07
                  Insured: MBIA ..........................            1,098,750
                                                                  -------------
                                                                      8,792,254
                                                                  -------------

                  NORTH CAROLINA - 1.73%

$ 1,500,000       Charlotte Certificates of Participation
                  Convention Facility Project
                  6.35%, 12/01/00
                  Insured: AMBAC .........................        $   1,599,375
    925,000       North Carolina Housing Finance Agency
                  Single Family Revenue, Series Y
                  6.30%, 09/01/15 ........................              989,750
                                                                  -------------
                                                                      2,589,125
                                                                  -------------

                  OHIO - 4.85%

  1,000,000       Cleveland Waterworks
                  First Mortgage, Series F-92 A
                  6.25%, 01/01/15
                  Insured: AMBAC .........................            1,076,250
  1,000,000       Cleveland Waterworks
                  Refunding & Improvement
                  First Mortgage
                  5.50%, 01/01/10
                  Insured: MBIA ..........................            1,050,000
  1,500,000       Hamilton County Sewer System
                  Improvement, Series A
                  5.00%, 12/01/17
                  Insured: FGIC ..........................            1,464,375
  1,000,000       Ohio State Building Authority
                  State Facilities, Adult Correctional
                  Series A
                  6.00%, 04/01/06
                  Insured: AMBAC .........................            1,102,500
    750,000       Ohio State Public Facilities Commission
                  Higher Educational Facilities, Series B
                  6.50%, 12/01/99
                  Insured: AMBAC .........................              786,563
  1,785,000       Ohio State Water Development Authority
                  Pollution Center, Facilities, Water Control
                  Loan Fund, Water Quality Series
                  5.00%, 12/01/15
                  Insured: MBIA ..........................            1,742,606
                                                                  -------------
                                                                      7,222,294
                                                                  -------------

                  PENNSYLVANIA - 8.01%

  2,000,000       Delaware Valley Regional Finance
                  Authority, Local Government Revenue,
                  Series B
                  5.60%, 07/01/17
                  Insured: AMBAC .........................            2,105,000
  2,210,000       Elizabeth Forward School District
                  Capital Appreciation, Series B, GO
                  5.52%, 09/01/21 (A)
                  Insured: MBIA ..........................              638,138
  2,210,000       Elizabeth Forward School District
                  Capital Appreciation, Series B, GO
                  5.52%, 09/01/22 (A)
                  Insured: MBIA ..........................              599,463
  1,000,000       Luzerne County, Series B, GO
                  6.00%, 09/15/11
                  Insured: FGIC ..........................            1,026,250
  2,000,000       Montgomery County Higher Education
                  & Health Authority, Holy Redeemer
                  Health, Series A
                  5.20%, 10/01/12
                  Insured: AMBAC .........................            1,992,500
  1,500,000       Pennsylvania Housing Finance Agency
                  Single Family Mortgage, Series 59-A, AMT
                  5.75%, 10/01/23 ........................            1,503,750
  1,000,000       Pennsylvania State
                  Second Series A, GO
                  6.50%, 11/01/04
                  Pre-refunded 11/01/01
                  Insured: MBIA ..........................            1,096,250
    955,000       Pennsylvania State Higher Education
                  Assistance, Agency Student Loan
                  Revenue, Series A
                  6.80%, 12/01/00
                  Insured: FGIC ..........................            1,019,463
  1,900,000       Pennsylvania Higher Educational
                  Facilities Authority, Health Services
                  University of Pennsylvania, Series B
                  5.88%, 01/01/15 ........................            1,990,250
                                                                  -------------
                                                                     11,971,064
                                                                  -------------

                  RHODE ISLAND - 4.62%

    135,000       Jamestown, GO
                  6.75%, 09/01/10 ........................              146,981
    200,000       Rhode Island Clean Water Protection
                  Finance Agency, Revolving Fund
                  Pooled Loan Issue, Series A
                  6.75%, 10/01/13
                  Insured: MBIA ..........................              220,500
  1,000,000       Rhode Island Housing & Mortgage
                  Finance, Homeownership Opportunity
                  Series 19-A
                  5.70%, 04/01/15 ........................            1,015,000
    700,000       Rhode Island Housing & Mortgage
                  Finance, Homeownership Opportunity
                  Series 13
                  6.70%, 10/01/15 ........................              753,375
  1,500,000       Rhode Island State Health & Educational
                  Building, Corp., Higher Education
                  Johnson & Wales University
                  6.38%, 04/01/12
                  Insured: Connie Lee ....................            1,638,750
    500,000       Rhode Island State Health & Educational
                  Building, Corp., Miriam Hospital, Series B
                  6.50%, 04/01/13
                  Pre-refunded 04/01/03 ..................              558,125
  1,500,000       Rhode Island State Health & Educational
                  Corp., Higher Education
                  Johnson & Wales University , Series A
                  5.75%, 04/01/12
                  Insured: Connie Lee ....................            1,550,625
$ 1,000,000       Rhode Island State Health & Educational
                  Building Corp., Higher Education
                  Auxiliary, Series A
                  5.50%, 09/15/13
                  Insured: MBIA ..........................        $   1,015,000
                                                                  -------------
                                                                      6,898,356
                                                                  -------------

                  SOUTH CAROLINA - 2.39%

  2,100,000       Oconee County PCR
                  Duke Power Co. Project
                  5.80%, 04/01/14 ........................            2,202,375
    500,000       Piedmont Municipal
                  Power Agency Electric
                  6.10%, 01/01/06
                  Insured: MBIA ..........................              554,375
    750,000       Richland County
                  Certificates of Participation
                  6.90%, 02/01/01
                  Insured: FGIC ..........................              811,875
                                                                  -------------
                                                                      3,568,625
                                                                  -------------

                  SOUTH DAKOTA - 0.72%

  1,000,000       Rapid City Sales Tax
                  Series B
                  6.20%, 06/01/12
                  Insured: FGIC ..........................            1,067,500
                                                                  -------------

                  TENNESSEE - 2.47%

    500,000       Memphis Water Revenue
                  Series A
                  6.00%, 01/01/07 ........................              532,500
  2,000,000       Metropolitan Government Nashville &
                  Davidson County, GO
                  5.88%, 05/15/26 ........................            2,097,500
  1,000,000       Metropolitan Government Nashville &
                  Davidson County Health & Education
                  Facilities Board, Vanderbilt University
                  Series B
                  6.30%, 10/01/14 ........................            1,057,500
                                                                  -------------
                                                                      3,687,500
                                                                  -------------

                  TEXAS - 16.27%

  2,000,000       Austin Utility System
                  5.13%, 11/15/15
                  Insured: FSA ...........................            1,967,500
  2,000,000       Brazos County Health Facilities
                  Development Corp., Franciscan Services
                  Corp., Obligation Group
                  5.38%, 01/01/22
                  Insured: MBIA ..........................            1,985,000
    215,000       Harris County
                  Toll Road, Series A
                  6.50%, 08/15/17
                  Pre-refunded 08/15/02
                  Insured: AMBAC .........................              238,650
     35,000       Harris County Toll Road
                  Series A, Unrefunded Balance
                  6.50%, 08/15/17
                  Insured: AMBAC .........................               38,063
  5,000,000       Harris County Capital Appreciation
                  Series A, GO & Revenue
                  5.18%, 08/15/07(A)
                  Insured: FGIC ..........................            3,156,250
  2,000,000       Harris County Health Facilities
                  Development Corp., Hospital Revenue
                  Memorial Hospital System, Series A
                  6.00%, 06/01/12
                  Insured: MBIA ..........................            2,182,500
  2,170,000       Harris County Health Facilities
                  Development Corp., Memorial Hospital
                  System Project, Series A
                  6.00%, 06/01/13
                  Insured: MBIA ..........................            2,368,013
  4,000,000       Houston Water & Sewer System
                  Junior Lien, Series C
                  5.35%, 12/01/11(A)
                  Insured: AMBAC .........................            1,935,000
  1,750,000       Lower Colorado River Authority
                  Capital Appreciation, Junior Lien
                  4th Supplement
                  5.45%, 01/01/13(A)
                  Insured: FGIC ..........................              783,125
  2,000,000       Lower Neches Valley Authority, IDC
                  Mobil Oil Refining Project
                  5.80%, 05/01/22 ........................            2,057,500
  2,000,000       New Braunfels Independent School
                  District, Capital Appreciation, GO
                  5.23%, 02/01/07(A) .....................            1,285,000
  1,000,000       North Central Health Facilities
                  Development Corp., Hospital
                  Presbyterian Healthcare
                  5.90%, 06/01/21
                  Pre-refunded 06/01/05 ..................            1,085,000
    950,000       North Texas Higher Education Authority
                  Texas Student Loan Revenue, Series A
                  6.50%, 04/01/99
                  Insured: AMBAC .........................              970,188
  2,000,000       San Antonio Airport System
                  7.13%, 07/01/05
                  Insured: AMBAC .........................            2,305,000
  2,000,000       Texas Water Development Board State
                  Revolving Fund, Senior Lien, Series B
                  5.00%, 07/15/19 ........................            1,947,500
                                                                  -------------
                                                                     24,304,289
                                                                  -------------

                  UTAH - 2.73%

  1,000,000       Intermountain Power Agency Power
                  Series F
                  6.75%, 07/01/98 ........................            1,012,500
  2,000,000       Intermountain Power Agency Power
                  Series A
                  5.50%, 07/01/10 ........................            2,052,500
  1,000,000       Utah State Housing Finance Agency
                  Single Family Mortgage, Series D-1,
                  Class I
                  5.65%, 07/01/16 ........................            1,016,250
                                                                  -------------
                                                                      4,081,250
                                                                  -------------

                  VIRGINIA - 2.03%

  1,000,000       Norfolk Industrial Development
                  Authority Childrens Hospital,
                  Kings Group
                  6.50%, 06/01/21
                  Insured: AMBAC .........................            1,072,500
  2,000,000       Virginia State Public School Authority
                  School Financing, Series I, GO
                  5.13%, 08/01/17 ........................            1,954,900
                                                                  -------------
                                                                      3,027,400
                                                                  -------------

                  WASHINGTON - 5.18%

  1,000,000       Lewis County Public Utilities District
                  No. 001, Ref, Cowlitz Falls Hydroelectric
                  5.50%, 10/01/13 ........................            1,015,000
  1,000,000       Seattle Municipality Metropolitan
                  Seattle Sewer Revenue, Series S
                  6.80%, 01/01/02
                  Pre-refunded 01/01/98 ..................            1,024,380
  3,000,000       Washington State, Series C, GO
                  5.50%, 01/01/17 ........................            3,045,000
  1,500,000       Washington State Public Power Supply
                  System, Nuclear Project No. 1, Series A
                  7.25%, 07/01/99 ........................            1,576,875
  1,000,000       Washington State Public Power Supply
                  System, Nuclear Project No. 2, Series C
                  7.30%, 07/01/00 ........................            1,076,250
                                                                  -------------
                                                                      7,737,505
                                                                  -------------

                  WEST VIRGINIA - 1.39%

  2,000,000       West Virginia School Building Authority
                  Capital Improvement
                  5.50%, 07/01/11
                  Insured: AMBAC .........................            2,077,500
                                                                  -------------

                  WISCONSIN - 1.12%

    600,000       Milwaukee Metropolitan Sewer District
                  Series A, GO
                  6.50%, 10/01/98 ........................              613,986
  1,000,000       Wisconsin State Transportation
                  Series B
                  5.75%, 07/01/12
                  Pre-refunded 07/01/02 ..................            1,060,000
                                                                  -------------
                                                                      1,673,986
                                                                  -------------

                  OTHER TERRITORIES - 2.23%

  3,000,000       Puerto Rico Electric Power Authority
                  Series BB
                  6.00%, 07/01/12
                  Insured: MBIA ..........................            3,326,250
                                                                  -------------
                  TOTAL MUNICIPAL SECURITIES .............          149,318,763
                  (Cost $143,912,035)                             -------------

 SHARES
 ------

INVESTMENT COMPANY - 0.44%

    662,258       Federated Tax-Free Obligations Fund ....              662,258
                                                                  -------------
                  TOTAL INVESTMENT COMPANY ...............              662,258
                  (Cost $662,258)                                 -------------

TOTAL INVESTMENTS - 100.41% ..............................          149,981,021
           (Cost $144,574,293)                                    -------------

NET OTHER ASSETS AND LIABILITIES - (0.41)% ...............             (608,150)
                                                                  -------------
NET ASSETS - 100.00% .....................................        $ 149,372,871
                                                                  =============

   (A)        Zero Coupon Bond. Rate shown reflects effective yield to maturity at the time of purchase.
   AMBAC      American Municipal Bond Assurance Corp.
   AMT        Alternate Minimum Tax - Private activity obligations whose interest is subject to the Federal AMT for individuals.
   Connie Lee College Construction Loan Association
   FGIC       Federal Guaranty Insurance Corp.
   FSA        Financial Security Assurance Company
   GO         General Obligation
   HEFA       Health and Educational Facilities Authority
   IDC        Industrial Development Corp.
   LOC        Letter of Credit
   MBIA       Municipal Bond Insurance Association
   PCR        Pollution Control Revenue
   SP OB      Special Obligation

                       See Notes to Financial Statements.

            ---------------
                                 New York Municipal Bond Fund
                                 PORTFOLIO OF INVESTMENTS
            THE GALAXY FUND      October 31, 1997
            ---------------

                                                                      VALUE
  PAR VALUE                                                          (NOTE 2)
  ---------                                                          --------

MUNICIPAL SECURITIES - 96.79%

                  NEW YORK - 94.09%

$ 1,000,000       Albany County, GO
                  5.50%, 06/01/08
                  Insured: FGIC ..........................        $   1,050,000
  1,000,000       Albany County Airport Authority
                  5.38%, 12/15/17
                  Insured: FSA ...........................              996,246
  1,500,000       Ballston Spa Central
                  School District, GO
                  5.25%, 06/01/15
                  Insured: FGIC ..........................            1,509,375
    100,000       Canandaigua City
                  School District, GO
                  6.50%, 06/01/10
                  Insured: AMBAC .........................              115,000
    150,000       Chenango, GO
                  6.00%, 07/15/06 ........................              164,250
    100,000       Huntington, GO, Series B
                  6.25%, 04/15/07
                  Insured: AMBAC .........................              108,625
  1,000,000       Metropolitan Transportation Authority
                  Dedicated Tax Fund, Series A
                  5.50%, 04/01/16
                  Insured: MBIA ..........................            1,013,750
  1,000,000       Metropolitan Transportation Authority
                  Dedicated Tax Fund, Series A
                  5.25%, 04/01/21
                  Insured: MBIA ..........................              986,250
    100,000       Monroe County
                  Public Improvement, GO
                  6.10%, 06/01/14
                  Pre-refunded 06/01/04
                  Insured: AMBAC .........................              111,250
    900,000       Monroe County
                  Public Improvement, GO
                  6.10%, 06/01/14
                  Pre-refunded 06/01/04
                  Insured: AMBAC .........................            1,001,250
    750,000       Monroe County
                  Public Improvement, GO
                  6.10%, 03/01/09
                  Insured: MBIA ..........................              794,063
    100,000       Monroe County
                  Water Improvement, GO
                  6.20%, 06/01/05
                  Pre-refunded 06/01/01
                  Insured: AMBAC .........................              108,500
  1,000,000       Monroe County Water Authority
                  Series A
                  6.25%, 08/01/11 ........................            1,062,500
  1,000,000       Monroe Woodbury
                  Central School District, GO
                  5.63%, 05/15/18
                  Insured: MBIA ..........................            1,026,250
  1,500,000       Municipal Assistance Corporation
                  for New York, New York
                  Series L
                  6.00%, 07/01/08 ........................            1,668,750
$ 2,000,000       Nassau County General Improvement
                  Series W, GO
                  5.00%, 09/01/16
                  Insured: FGIC ..........................        $   1,940,000
    225,000       Nassau County, GO
                  6.10%, 05/15/05
                  Insured: MBIA ..........................              244,406
    500,000       New Castle Public Improvement, GO
                  5.88%, 09/15/09 ........................              529,375
  1,000,000       New York, GO, Series I
                  6.00%, 04/15/09 ........................            1,066,250
    750,000       New York City Municipal Water
                  Finance Authority
                  Water & Sewer System, Series A
                  5.90%, 06/15/04 ........................              809,063
    500,000       New York City Municipal Water
                  Finance Authority
                  Water & Sewer System, Series A
                  6.10%, 06/15/06 ........................              540,625
  1,675,000       New York City Municipal Water
                  Finance Authority
                  Water & Sewer System, Series A
                  5.50%, 06/15/11 ........................            1,708,500
  2,000,000       New York City Municipal Water
                  Finance Authority
                  Water & Sewer System, Series A
                  5.13%, 06/15/15 ........................            1,972,500
  1,000,000       New York City Municipal Water
                  Finance Authority
                  Water & Sewer System, Series A
                  6.00%, 06/15/17 ........................            1,032,500
  1,000,000       New York City Municipal Water
                  Finance Authority
                  Water & Sewer System, Series A
                  5.75%, 06/15/18
                  Insured: AMBAC .........................            1,026,250
    750,000       New York City Municipal Water
                  Finance Authority
                  Water & Sewer System, Series B
                  5.75%, 06/15/13
                  Insured: MBIA ..........................              809,063
  1,000,000       New York City Municipal Water
                  Finance Authority
                  Water & Sewer System, Series B
                  5.75%, 06/15/26
                  Insured: MBIA ..........................            1,032,500
  1,000,000       New York City Industrial
                  Development Agency Civic Facility
                  Trinity Episcopal School Corp. Project
                  5.25%, 06/15/17
                  Insured: MBIA ..........................              996,250
  2,000,000       New York City Trust
                  Cultural Resources
                  American Museum
                  of National History, Series A
                  5.60%, 04/01/18
                  Insured: MBIA ..........................            2,055,000
    200,000       New York State, GO
                  6.70%, 03/01/07 ........................              219,000
  1,000,000       New York State, GO
                  6.25%, 09/15/07 ........................        $   1,083,750
    100,000       New York State, GO
                  6.90%, 02/01/08 ........................              109,500
    500,000       New York State, GO
                  6.25%, 06/15/08 ........................              536,875
  1,000,000       New York State, GO
                  6.13%, 11/15/10 ........................            1,060,000
    500,000       New York State, GO
                  6.00%, 11/15/11 ........................              530,000
  1,030,000       New York State Dormitory Authority
                  Cornell University
                  5.40%, 07/01/12 ........................            1,041,588
    500,000       New York State Dormitory Authority
                  New York University
                  6.25%, 07/01/09
                  Insured: FGIC ..........................              535,625
  2,225,000       New York State Dormitory Authority
                  Rochester Institute of Technology
                  5.30%, 07/01/17
                  Insured: MBIA ..........................            2,230,563
  2,000,000       New York State Dormitory Authority
                  St. Johns University
                  5.70%, 07/01/26
                  Insured: MBIA ..........................            2,052,500
  1,000,000       New York State Dormitory Authority
                  University of Rochester
                  Strong Memorial Hospital
                  5.40%, 07/01/06 ........................            1,056,250
    500,000       New York State Dormitory Authority
                  University of Rochester
                  6.50%, 07/01/09 ........................              511,830
  1,000,000       New York State Environmental
                  Facilities Corp., State Water
                  Subordinated Revolving Fund, PCR
                  Series E
                  5.00%, 06/15/13
                  Insured: MBIA ..........................              983,750
    100,000       New York State Environmental
                  Facilities Corp., State Water
                  Revolving Fund, PCR
                  Pooled Loan, Series A
                  6.40%, 09/15/06 ........................              110,375
  1,000,000       New York State Environmental
                  Facilities Corp., State Water
                  Revolving Fund, PCR
                  Pooled Loan, Series A
                  5.40%, 09/15/07 ........................            1,048,750
    500,000       New York State Environmental
                  Facilities Corp., State Water
                  Revolving Fund, PCR
                  Pooled Loan, Series B
                  6.50%, 09/15/08 ........................              551,875
    100,000       New York State Environmental
                  Facilities Corp., State Water
                  Revolving Fund, PCR, Series E
                  6.88%, 06/15/10
                  Pre-refunded 06/15/01 ..................              110,625
    500,000       New York State Housing
                  Finance Agency Multifamily Mortgage
                  Housing, Series A
                  6.95%, 08/15/12 ........................              538,750
    300,000       New York State Local Government
                  Assistance Corp., Series A
                  6.88%, 04/01/06
                  Pre-refunded 04/01/02 ..................              336,000
    250,000       New York State Local Government
                  Assistance Corp., Series B
                  6.00%, 04/01/07 ........................              267,188
  1,000,000       New York State Local Government
                  Assistance Corp., Series B
                  6.00%, 04/01/18 ........................            1,033,750
  1,250,000       New York State Local Government
                  Assistance Corp., Series C
                  6.00%, 04/01/07 ........................            1,335,938
    250,000       New York State Local Government
                  Assistance Corp., Series C
                  6.50%, 04/01/15 ........................              268,125
    800,000       New York State Medical Care Facilities
                  Finance Agency
                  Second Mortgage Program
                  Health Care Projects, Series B
                  6.35%, 11/01/14 ........................              847,000
    500,000       New York State Mortgage Agency
                  Homeowner Mortgage, Series 27
                  6.90%, 04/01/15 ........................              545,625
  3,000,000       New York State Mortgage Agency
                  Homeowner Mortgage, Series 67
                  5.70%, 10/01/17 ........................            3,015,000
    145,000       New York State Mortgage Agency
                  Revenue, 8th Series
                  6.88%, 04/01/17 ........................              145,758
  1,000,000       New York State Power Authority
                  Revenue, General Purpose, Series AA
                  6.38%, 01/01/12 ........................            1,067,500
    500,000       New York State Power Authority
                  Revenue, General Purpose, Series Z
                  6.63%, 01/01/12 ........................              546,250
  1,250,000       New York State Thruway Authority
                  Revenue, Series A
                  5.88%, 01/01/07 ........................            1,326,563
    500,000       Onondaga County, GO
                  5.88%, 02/15/10 ........................              550,625
    250,000       Orange County, GO
                  6.20%, 12/01/09
                  Pre-refunded 12/01/99 ..................              265,313
    100,000       Orange County, GO
                  6.20%, 12/01/10
                  Pre-refunded 12/01/99 ..................              106,125
    100,000       Orleans County, GO
                  6.50%, 09/15/08 ........................              115,000
  1,000,000       Port Authority of New York
                  and New Jersey
                  JFK International Air Terminal
                  6.00%, 12/01/07
                  Insured: MBIA ..........................            1,098,750
    200,000       Port Authority of New York
                  and New Jersey
                  Consolidated Loan, Series 71
                  6.90%, 07/15/09 ........................              215,000
    500,000       Port Authority of New York
                  and New Jersey
                  Consolidated Loan, Series 78
                  6.50%, 04/15/11 ........................              541,250
    500,000       Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series X
                  6.00%, 01/01/06 ........................              521,250
    500,000       Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series X
                  6.00%, 01/01/07 ........................              520,625
    750,000       Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series X
                  6.00%, 01/01/08 ........................              778,125
    300,000       Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series X
                  6.63%, 01/01/12 ........................              349,125
    750,000       Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series Y
                  6.00%, 01/01/12 ........................              829,688
    100,000       Triborough Bridge and
                  Tunnel Authority, Revenue, SP OB
                  6.10%, 01/01/05
                  Insured: FGIC ..........................              107,750
    250,000       Triborough Bridge and
                  Tunnel Authority, Revenue, SP OB
                  6.15%, 01/01/06
                  Insured: FGIC ..........................              269,375
    500,000       United Nations Development Corp.
                  Senior Lien, Series A
                  6.00%, 07/01/06
                  Pre-refunded 07/01/03 ..................              549,375
  2,000,000       United Nations Development Corp.
                  Senior Lien, Series A
                  6.00%, 07/01/12
                  Pre-refunded 07/01/03 ..................            2,197,500
    500,000       United Nations Development Corp.
                  Subordinated Lien, Series B
                  6.20%, 07/01/11
                  Pre-refunded 07/01/03 ..................              554,375
                                                                  -------------
                                                                     62,093,895
                                                                  -------------

                  PENNSYLVANIA - 1.02%

  2,210,000       Elizabeth Forward School District
                  Capital Appreciation, Series B, GO
                  5.60%, 09/01/20 (A)
                  Insured: MBIA ..........................              674,050
                                                                  -------------
                  OTHER TERRITORIES - 1.68%

  1,000,000       Puerto Rico Electric Power Authority
                  Series BB
                  6.00%, 07/01/12
                  Insured: MBIA ..........................            1,108,750
                                                                  -------------
                  TOTAL MUNICPAL SECURITIES ..............           63,876,695
                  Cost ($60,895,294)                              -------------

   SHARES
   ------

INVESTMENT COMPANY - 1.82%

  1,204,819       New York Federated
                  Municipal Cash Trust ...................            1,204,819
                                                                  -------------
                  TOTAL INVESTMENT COMPANY ...............            1,204,819
                  Cost ($1,204,819)                               -------------

TOTAL INVESTMENTS - 98.61% ...............................           65,081,514
Cost ($62,100,113)                                                -------------

NET ASSETS AND OTHER LIABILITIES - 1.39% .................              914,328
                                                                  -------------
NET ASSETS -100.00% ......................................        $  65,995,842

(A) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
AMBAC      American Municipal Bond Assurance Corp.
FGIC       Federal Guaranty Insurance Corp.
FSA        Financial Security Assurance Company
GO         General Obligation
MBIA       Municipal Bond Investors Assurance
PCR        Pollution Control Revenue
SP OB      Special Obligation

                       See Notes to Financial Statements.

            ---------------

                                 Connecticut Municipal Bond Fund
                                 PORTFOLIO OF INVESTMENTS
            THE GALAXY FUND      October 31, 1997
            ---------------

                                                                     VALUE
  PAR VALUE                                                         (NOTE 2)
  ---------                                                         --------

MUNICIPAL SECURITIES - 103.36%

                  CONNECTICUT - 89.55%

$   245,000       Bolton, GO
                  5.10%, 06/01/06 ........................        $     250,819
    355,000       Bristol Water, GO
                  5.15%, 06/15/07 ........................              369,639
    175,000       Brookfield, GO
                  5.10%, 07/15/07 ........................              181,125
    250,000       Cheshire, GO
                  5.10%, 08/15/07 ........................              257,813
    885,000       Colchester, GO, Lot A
                  5.40%, 08/15/10
                  Insured: AMBAC .........................              924,825
    400,000       Connecticut State Airport Revenue
                  Bradley International Airport
                  7.40%, 10/01/04
                  Insured: FGIC ..........................              473,000
    325,000       Connecticut State Clean Water Fund
                  5.50%, 10/01/04 ........................              347,750
    200,000       Connecticut State Clean Water Fund
                  6.00%, 10/01/12 ........................              222,000
    200,000       Connecticut State, GO
                  6.70%, 12/01/98 ........................              204,430
    250,000       Connecticut State, GO, Series A
                  5.00%, 11/15/03 ........................              259,375
    250,000       Connecticut State, GO, Series A
                  5.10%, 11/15/04 ........................              260,000
  1,000,000       Connecticut State, GO, Series A
                  5.13%, 03/01/10 ........................            1,016,250
    100,000       Connecticut State, GO, Series B
                  6.50%, 08/01/06 ........................              105,875
    400,000       Connecticut State, GO, Series B
                  5.40%, 03/15/08 ........................              423,500
    100,000       Connecticut State, GO, Series C
                  5.00%, 05/01/05 ........................              103,000
    500,000       Connecticut State, GO, Series C
                  5.50%, 08/15/05 ........................              531,250
  1,000,000       Connecticut State, GO, Series D
                  4.70%, 08/01/03 ........................            1,021,250
    300,000       Connecticut State, GO, Series D
                  4.75%, 08/01/04 ........................              305,625
    500,000       Connecticut State, GO, Series E
                  6.00%, 03/15/12 ........................              557,500
    500,000       Connecticut State HEFA
                  Backus (William W.) Hospital Issue
                  Series D
                  5.63%, 07/01/17
                  Insured: AMBAC .........................              516,250
    655,000       Connecticut State HEFA
                  Choate Rosemary Hall Issue, Series B
                  5.00%, 07/01/17
                  Insured: MBIA ..........................              636,988
    750,000       Connecticut State HEFA
                  Greenwich Hospital Issue, Series A
                  5.30%, 07/01/08
                  Insured: MBIA ..........................              787,500
  1,060,000       Connecticut State HEFA
                  Middlesex Hospital, Series H
                  5.00%, 07/01/12
                  Insured: MBIA ..........................            1,045,425
    375,000       Connecticut State HEFA
                  Newington Childrens Hospital
                  Series A
                  5.65%, 07/01/05
                  Insured: MBIA ..........................              402,188
    200,000       Connecticut State Housing
                  Finance Authority
                  Housing Mortgage Finance Program
                  Series A
                  5.40%, 05/15/04 ........................              210,750
    105,000       Connecticut State Housing
                  Finance Authority
                  Housing Mortgage Finance Program
                  Series A
                  5.60%, 05/15/05 ........................              111,825
    400,000       Connecticut State Housing
                  Finance Authority
                  Housing Mortgage Finance Program
                  Series B
                  6.25%, 11/15/05 ........................              430,500
    125,000       Connecticut State Housing
                  Finance Authority
                  Housing Mortgage Finance Program
                  Series A-1
                  5.85%, 11/15/16 ........................              128,750
    100,000       Connecticut State Housing
                  Finance Authority
                  Housing Mortgage Finance Program
                  Series B
                  6.20%, 05/15/12 ........................              105,250
    415,000       Connecticut State Housing
                  Finance Authority
                  Housing Mortgage Finance Program
                  Series F-1
                  5.60%, 05/15/14 ........................              424,856
  1,000,000       Connecticut State Resource
                  Recovery Authority
                  Series A
                  5.75%, 11/15/07 ........................            1,083,750
    300,000       Connecticut State Resource
                  Recovery Authority
                  Mid-Connecticut System, Series A
                  5.60%, 11/15/99 ........................              310,125
  1,000,000       Connecticut State
                  Special Tax Obligation, Series A
                  5.00%, 11/01/15 ........................              967,500
    400,000       Connecticut State
                  Special Tax Obligation
                  Transportation Infrastructure, Series A
                  6.80%, 06/01/99 ........................              417,000
    100,000       Connecticut State Special
                  Tax Obligation
                  Transportation Infrastructure, Series A
                  5.00%, 09/01/03 ........................              103,250
    150,000       Connecticut State
                  Special Tax Obligation
                  Transportation Infrastructure, Series A
                  5.10%, 09/01/04 ........................              155,625
    950,000       Connecticut State
                  Special Tax Obligation
                  Transportation Infrastructure, Series A
                  5.13%, 09/01/05 ........................              985,625
    500,000       Connecticut State
                  Special Tax Obligation
                  Transportation Infrastructure, Series A
                  5.25%, 09/01/06 ........................              521,250
    700,000       Connecticut State
                  Special Tax Obligation
                  Transportation Infrastructure, Series A
                  5.40%, 04/01/07 ........................              731,500
  1,250,000       Connecticut State
                  Special Tax Obligation
                  Transportation Infrastructure, Series A
                  5.25%, 09/01/07 ........................            1,314,063
    925,000       Connecticut State
                  Special Tax Obligation
                  Transportation Infrastructure, Series A
                  5.38%, 09/01/08 ........................              982,813
    400,000       Connecticut State
                  Special Tax Obligation
                  Transportation Infrastructure, Series B
                  6.13%, 09/01/12 ........................              449,500
    170,000       Connecticut State
                  Special Tax Obligation
                  Transportation Infrastructure, Series C
                  4.50%, 10/01/04 ........................              170,000
    200,000       Danbury, GO
                  5.63%, 02/01/13 ........................              213,500
    175,000       East Haddam, GO
                  5.00%, 05/01/06
                  Insured: MBIA ..........................              179,813
    100,000       East Hampton, GO
                  4.95%, 06/15/04
                  Insured: MBIA ..........................              104,125
    250,000       East Hampton, GO
                  5.10%, 06/15/05
                  Insured: MBIA ..........................              260,625
    175,000       Groton City, GO
                  5.30%, 05/15/06 ........................              182,656
     50,000       Groton City, GO
                  5.40%, 05/15/07 ........................               52,625
    250,000       Groton Town, GO, Lot A
                  5.00%, 08/15/07 ........................              254,375
    500,000       Hamden, GO
                  5.50%, 08/15/14
                  Insured: MBIA ..........................              515,000
    250,000       Hartford County
                  Metropolitan District, GO
                  6.70%, 10/01/09 ........................              296,563
    200,000       Madison, GO
                  5.00%, 05/01/06 ........................              204,250
    300,000       Meriden, GO
                  5.75%, 10/15/04
                  Insured: AMBAC .........................              328,125
    100,000       Middletown, GO
                  6.50%, 04/15/98 ........................              101,258
    100,000       Middletown, GO
                  4.75%, 04/15/01 ........................              102,500
    580,000       Monroe, GO
                  5.63%, 04/15/14
                  Insured: FGIC ..........................              601,750
    370,000       Montville, GO
                  5.30%, 12/01/09 ........................              389,425
  1,500,000       New Haven, GO
                  5.38%, 02/15/11
                  Insured: FGIC ..........................            1,552,500
    100,000       New Milford, GO
                  5.80%, 10/01/01 ........................              106,250
    250,000       New Milford, GO
                  5.50%, 08/01/08 ........................              266,563
    350,000       Norwalk, GO
                  5.00%, 01/15/05 ........................              361,813
    200,000       Norwalk, GO
                  5.00%, 01/15/06 ........................              205,000
    500,000       Norwich, GO
                  5.63%, 09/15/07 ........................              536,875
    330,000       Regional School District No. 5, GO
                  5.05%, 05/15/04 ........................              334,950
    135,000       Regional School District No. 5, GO
                  5.15%, 05/15/05 ........................              138,713
    225,000       South Central Regional
                  Water Authority
                  Water System, Series 11
                  5.75%, 08/01/12
                  Insured: FGIC ..........................              237,094
    200,000       South Central Regional
                  Water Authority
                  Water System, Series 12
                  4.90%, 08/01/04
                  Insured: FGIC ..........................              205,000
    100,000       South Central Regional
                  Water Authority
                  Water System, Series 12
                  5.00%, 08/01/05
                  Insured: FGIC ..........................              102,750
    175,000       South Central Regional
                  Water Authority
                  Water System, Series 12
                  5.13%, 08/01/07
                  Insured: FGIC ..........................              180,031
    110,000       Stonington, GO
                  5.00%, 06/15/06 ........................              113,300
     75,000       Torrington, GO
                  5.20%, 04/15/06
                  Insured: FGIC ..........................               78,469
    100,000       Trumbull, GO
                  6.00%, 05/15/04 ........................              109,500
    100,000       West Hartford, GO
                  6.00%, 05/01/07 ........................              111,500
    250,000       West Haven, GO, Series B
                  5.20%, 06/01/05 ........................              258,750
    250,000       West Haven, GO, Series B
                  5.40%, 06/01/09 ........................              256,875
                                                                  -------------
                                                                     29,749,832
                                                                  -------------

                  MICHIGAN - 3.02%

  1,000,000       Grandville Public Schools District, GO
                  5.20%, 05/01/13 ........................            1,003,750
                                                                  -------------

                  PENNSYLVANIA - 5.75%

  1,400,000       Lehigh County General
                  Purpose Authority
                  Lehigh Valley Hospital, Series A
                  4.00%, 07/01/28
                  Insured: AMBAC .........................            1,400,000
    510,000       Montgomery County
                  Higher Education Authority
                  Holy Redeemer Health, Series A
                  5.20%, 10/01/12
                  Insured: AMBAC .........................              508,088
                                                                  -------------
                                                                      1,908,088
                                                                  -------------

                  VIRGINIA - 1.50%

    500,000       Virginia Commonwealth
                  Transportation Northern Virginia
                  Transportation District, Series B
                  5.13%, 05/15/17 ........................              499,375
                                                                  -------------

                  OTHER TERRITORIES - 3.54%

  1,000,000       Puerto Rico Municipal
                  Finance Agency, Series A
                  5.50%, 07/01/17
                  Insured: FSA ...........................            1,021,250
    150,000       Puerto Rico Telephone Authority
                  Series M
                  4.80%, 01/01/01 ........................              153,000
                                                                  -------------
                                                                      1,174,250
                                                                  -------------
                  TOTAL MUNICIPAL SECURITIES .............           34,335,295
                  (Cost $33,122,501)                              -------------

INVESTMENT COMPANY - 1.74%

    578,719       Connecticut Federated
                  Municipal Cash Trust ...................              578,719
                                                                  -------------
                  TOTAL INVESTMENT COMPANY ...............              578,719
                  (Cost $578,719)                                 -------------

TOTAL INVESTMENTS - 105.10% ..............................           34,914,014
(Cost $33,701,220)                                                -------------

NET ASSETS AND OTHER LIBILITIES - (5.10)% ................           (1,692,730)
                                                                  -------------
NET ASSETS - 100.00% .....................................         $ 33,221,284
                                                                   ============

---------
AMBAC        American Municipal Bond Assurance Corp.
FGIC         Federal Guaranty Insurance Corp.
FSA          Financial Security Assurance Company
GO           General Obligation
HEFA         Health and Educational Facilities Authority
MBIA         Municipal Bond Investors Assurance

                       See Notes to Financial Statements.

            ---------------

                                 Massachusetts Municipal Bond Fund
                                 PORTFOLIO OF INVESTMENTS
            THE GALAXY FUND      October 31, 1997
            ---------------

                                                                     VALUE
  PAR VALUE                                                         (NOTE 2)
  ---------                                                         --------

MUNICIPAL SECURITIES - 96.16%

                  MASSACHUSETTS - 89.77%

$   500,000       Andover, GO
                  4.00%, 12/01/99 ........................        $     501,875
    700,000       Andover, GO
                  5.00%, 12/01/10 ........................              713,985
    300,000       Attleboro, GO
                  5.20%, 07/01/02
                  Insured: AMBAC .........................              312,375
    375,000       Billerica, GO, Lot A
                  5.40%, 07/15/09
                  Insured: MBIA ..........................              387,188
    250,000       Boston, GO
                  5.25%, 10/01/05
                  Insured: MBIA ..........................              261,875
    200,000       Boston, GO, Series A
                  5.00%, 02/01/03
                  Insured: AMBAC .........................              206,250
    250,000       Boston, GO, Series A
                  4.70%, 07/01/05
                  Insured: AMBAC .........................              252,813
     70,000       Boston, GO, Series A
                  5.35%, 02/01/06
                  Insured: AMBAC .........................               73,325
    360,000       Boston, GO, Series A
                  5.45%, 02/01/07
                  Insured: AMBAC .........................              377,100
    225,000       Boston, GO, Series A
                  5.55%, 02/01/08
                  Insured: AMBAC .........................              235,688
    200,000       Boston Metropolitan District, GO
                  5.35%, 12/01/12 ........................              203,500
    200,000       Boston Water and Sewer Commission
                  General Purpose, Senior Series A
                  5.50%, 11/01/01
                  Insured: FSA ...........................              209,500
    230,000       Boston Water and Sewer Commission
                  General Purpose, Senior Series A
                  7.00%, 11/01/18
                  Pre-refunded 11/01/01
                  Insured: FGIC ..........................              257,888
    250,000       Brookline, GO
                  4.50%, 01/15/06 ........................              250,625
    100,000       Brookline, GO
                  5.60%, 09/01/10 ........................              105,375
    155,000       Chatham, GO
                  4.60%, 01/15/05 ........................              156,550
     10,000       Dedham-Westwood
                  Water District, GO
                  5.20%, 11/01/05
                  Insured: MBIA ..........................               10,388
    250,000       Deerfield, GO
                  5.60%, 06/15/02 ........................              265,000
     25,000       Fairhaven, GO
                  7.10%, 02/01/04 ........................               26,844
    250,000       Franklin, GO
                  5.50%, 11/15/02
                  Insured: MBIA ..........................              265,313
    250,000       Franklin, GO
                  5.25%, 11/15/11
                  Insured: MBIA ..........................              253,438
    100,000       Kingston, GO
                  5.70%, 08/01/07 ........................              105,750
    250,000       Lawrence, GO
                  5.13%, 09/15/03 ........................              257,188
    250,000       Lowell, GO
                  6.05%, 04/01/11
                  Insured: FSA ...........................              271,250
    200,000       Lowell, GO, Series A
                  5.10%, 01/15/04
                  Insured: FSA ...........................              206,750
    265,000       Lowell, GO, Series A
                  5.20%, 01/15/05
                  Insured: FSA ...........................              274,606
    100,000       Lynn Water & Sewer Commission
                  5.30%, 12/01/06
                  Insured: FGIC ..........................              104,375
    130,000       Massachusetts Bay Transportation
                  Authority, Series A
                  6.00%, 03/01/12 ........................              140,725
    200,000       Massachusetts Bay Transportation
                  Authority, Series A
                  5.75%, 03/01/22 ........................              211,250
    200,000       Massachusetts Municipal Wholesale
                  Electric Copower Supply System
                  Series A
                  6.50%, 07/01/02
                  Insured: AMBAC .........................              218,750
    100,000       Massachusetts Municipal Wholesale
                  Electric Copower Supply System
                  Series E
                  5.75%, 07/01/02
                  Insured: AMBAC .........................              106,125
    370,000       Massachusetts State, GO
                  Federal Assisted Housing
                  6.00%, 02/01/08 ........................              405,150
    750,000       Massachusetts State, GO, Series A
                  5.25%, 02/01/08 ........................              769,688
    250,000       Massachusetts State, GO, Series A
                  6.25%, 07/01/02 ........................              270,625
    250,000       Massachusetts State, GO, Series A
                  6.25%, 07/01/04 ........................              275,625
    100,000       Massachusetts State, GO, Series B
                  5.10%, 11/01/02 ........................              103,500
    200,000       Massachusetts State, GO, Series B
                  5.30%, 11/01/05 ........................              209,750
    100,000       Massachusetts State, GO, Series B
                  5.50%, 11/01/07 ........................              106,625
    250,000       Massachusetts State, GO, Series C
                  4.80%, 08/01/03
                  Insured: AMBAC .........................              256,250
    200,000       Massachusetts State Consolidated Loan
                  GO, Series A
                  7.00%, 06/01/98 ........................              203,580
    250,000       Massachusetts State Consolidated Loan
                  GO, Series A
                  5.75%, 02/01/05
                  Insured: MBIA ..........................              271,875
    250,000       Massachusetts State
                  Consolidated Loan
                  GO, Series B
                  5.10%, 07/01/03 ........................              259,063
    100,000       Massachusetts State Consolidated Loan
                  GO, Series D
                  5.75%, 05/01/12 ........................              107,500
    100,000       Massachusetts State Convention
                  Center Authority
                  Boston Common Parking Garage
                  Series A
                  5.35%, 09/01/06 ........................              104,750
    100,000       Massachusetts State Convention
                  Center Authority
                  Boston Common Parking Garage
                  Series A
                  5.40%, 09/01/07 ........................              104,500
    200,000       Massachusetts State Convention
                  Center Authority
                  Hynes Convention Center, Lot A
                  6.00%, 09/01/99 ........................              207,250
    200,000       Massachusetts State HEFA
                  Baystate Medical Center, Series D
                  4.80%, 07/01/04
                  Insured: FGIC ..........................              203,750
    150,000       Massachusetts State HEFA
                  Baystate Medical Center, Series D
                  4.90%, 07/01/05
                  Insured: FGIC ..........................              152,625
    400,000       Massachusetts State HEFA
                  Beth Israel Hospital, Series G
                  5.70%, 07/01/05
                  Insured: AMBAC .........................              428,000
    350,000       Massachusetts State HEFA
                  Boston College, Series K
                  4.70%, 06/01/03 ........................              357,000
    300,000       Massachusetts State HEFA
                  Boston College, Series K
                  4.90%, 06/01/05 ........................              307,500
  1,000,000       Massachusetts State HEFA
                  Harvard University, Series P
                  5.63%, 11/01/26 ........................            1,030,000
  1,000,000       Massachusetts State HEFA
                  Harvard University, Series P
                  5.38%, 11/01/32 ........................            1,008,750
    250,000       Massachusetts State HEFA
                  Massachusetts General Hospital
                  Series G
                  4.65%, 07/01/02
                  Insured: AMBAC .........................              253,750
    550,000       Massachusetts State HEFA
                  Massachusetts Institute of Technology
                  Series H
                  4.70%, 07/01/04 ........................              563,750
    100,000       Massachusetts State HEFA
                  McLean Hospital Issue, Series C
                  6.63%, 07/01/15
                  Insured: FGIC ..........................              109,500
    250,000       Massachusetts State HEFA
                  Medical Center of
                  Central Massachusetts
                  Series B
                  6.00%, 07/01/02
                  Insured: AMBAC .........................              268,438
    200,000       Massachusetts State HEFA
                  New England Medical Center Hospital
                  Series G
                  4.50%, 07/01/02
                  Insured: MBIA ..........................              201,500
    400,000       Massachusetts State HEFA
                  New England Medical Center Hospital
                  Series G
                  4.60%, 07/01/03
                  Insured: MBIA ..........................              403,500
    250,000       Massachusetts State HEFA
                  Newton-Wellesley Hospital, Series E
                  5.00%, 07/01/03
                  Insured: MBIA ..........................              257,813
  1,435,000       Massachusetts State HEFA
                  Partners Healthcare System, Series A
                  5.38%, 07/01/17
                  Insured: MBIA ..........................            1,431,413
    100,000       Massachusetts State HEFA
                  South Shore Hospital, Series E
                  5.40%, 07/01/07
                  Insured: MBIA ..........................              104,375
    325,000       Massachusetts State HEFA
                  South Shore Hospital, Series E
                  5.50%, 07/01/13
                  Insured: MBIA ..........................              331,094
     75,000       Massachusetts State HEFA
                  University of Massachusetts
                  Medical School Research, Series A
                  6.00%, 07/01/12
                  Insured: Connie Lee ....................               79,125
    500,000       Massachusetts State HEFA
                  Williams College, Series D
                  5.40%, 07/01/05 ........................              528,125
  1,750,000       Massachusetts State HEFA
                  Williams College, Series F
                  5.50%, 07/01/26 ........................            1,771,875
    150,000       Massachusetts State HEFA
                  Youville Hospital, Series B
                  5.00%, 02/15/99 ........................              152,063
    150,000       Massachusetts State Housing
                  Finance Agency
                  Single Family, Series 41
                  5.25%, 06/01/01 ........................              154,500
    400,000       Massachusetts State IFA
                  Brooks School
                  5.95%, 07/01/23 ........................              411,500
  1,000,000       Massachusetts State IFA
                  Combined Jewish Philanthropies
                  Series A
                  6.38%, 02/01/15
                  Insured: AMBAC .........................            1,088,750
     50,000       Massachusetts State IFA
                  Holy Cross College
                  5.75%, 01/01/02 ........................               52,875
    300,000       Massachusetts State IFA
                  Holy Cross College, Series II
                  5.90%, 11/01/01 ........................              318,000
    250,000       Massachusetts State IFA
                  Lesley College Project, Series A
                  6.00%, 07/01/10
                  Insured: Connie Lee ....................              269,063
  1,000,000       Massachusetts State IFA
                  Merrimack College
                  5.00%, 07/01/27
                  Insured: MBIA ..........................              955,000
    300,000       Massachusetts State IFA
                  Milton Academy, Series B
                  5.30%, 09/01/08
                  Insured: MBIA ..........................              312,375
    950,000       Massachusetts State IFA
                  Nantucket Electric Company, Series A
                  AMT Bond
                  5.88%, 07/01/17
                  Insured: AMBAC .........................              999,875
  2,000,000       Massachusetts State IFA
                  Phillips Academy Issue
                  5.38%, 09/01/23 ........................            2,002,500
  1,300,000       Massachusetts State IFA
                  Worcester Polytechnic Institute
                  Series 2
                  5.25%, 09/01/14
                  Insured: MBIA ..........................            1,309,750
    635,000       Massachusetts State Port Authority
                  5.63%, 07/01/12 ........................              661,988
    250,000       Massachusetts State Port Authority
                  Series B
                  5.30%, 07/01/01 ........................              259,688
  1,000,000       Massachusetts State Port Authority
                  Series C
                  5.13%, 07/01/16 ........................              982,500
    350,000       Massachusetts State, SP OB
                  and Revenue, Series A
                  5.80%, 06/01/00
                  Insured: AMBAC .........................              364,438
    300,000       Massachusetts State, SP OB
                  and Revenue, Series A
                  7.00%, 06/01/02 ........................              331,875
    200,000       Massachusetts State, SP OB
                  and Revenue, Series A
                  6.00%, 06/01/13
                  Insured: AMBAC .........................              208,750
    250,000       Massachusetts State, SP OB
                  and Revenue, Series A
                  5.80%, 06/01/14
                  Pre-refunded 06/01/04 ..................              259,375
    300,000       Massachusetts State
                  Turnpike Authority, Series A
                  4.63%, 01/01/02 ........................              303,750
    150,000       Massachusetts State
                  Turnpike Authority, Series A
                  4.63%, 01/01/02 ........................              151,875
    430,000       Massachusetts State
                  Turnpike Authority, Series A
                  5.00%, 01/01/13 ........................              431,613
     50,000       Massachusetts State
                  Water Pollution Abatement Trust
                  MWRA Loan Program, Series A
                  5.20%, 02/01/06 ........................               51,875
    250,000       Massachusetts State
                  Water Pollution Abatement Trust
                  MWRA Loan Program, Series A
                  5.40%, 08/01/11 ........................              255,938
    200,000       Massachusetts State
                  Water Pollution Abatement Trust
                  MWRA Loan Program, Series B
                  4.85%, 08/01/05 ........................              204,000
    250,000       Massachusetts State
                  Water Pollution Abatement Trust
                  Pooled Loan Program, Series 1
                  5.00%, 02/01/02 ........................              257,188
  1,000,000       Massachusetts State
                  Water Resource Authority
                  3.65%, 11/05/97
                  LOC: Morgan Guaranty Trust .............              999,972
    300,000       Massachusetts State
                  Water Resource Authority, Series A
                  6.30%, 12/01/01 ........................              322,125
    100,000       Massachusetts State
                  Water Resource Authority, Series A
                  6.00%, 04/01/20 ........................              101,875
    190,000       Massachusetts State
                  Water Resource Authority, Series A
                  6.50%, 07/15/21
                  Pre-refunded 07/15/02 ..................              211,138
    300,000       Massachusetts State
                  Water Resource Authority, Series B
                  5.88%, 11/01/04 ........................              323,250
     50,000       Massachusetts State
                  Water Resource Authority, Series B
                  6.00%, 11/01/06 ........................               53,813
     50,000       Massachusetts State
                  Water Resource Authority, Series B
                  6.25%, 11/01/10 ........................               54,000
    200,000       Massachusetts State
                  Water Resource Authority, Series C
                  5.00%, 12/01/03 ........................              207,500
  1,000,000       Methuen, GO
                  5.63%, 11/15/14
                  Insured: FSA ...........................            1,042,500
    220,000       Nantucket Island Land Bank
                  GO and Revenue, Series E
                  7.25%, 07/01/19 ........................              241,450
    450,000       New England Education
                  Loan Marketing Corp.
                  Massachusetts Student
                  Loan Revenue, Issue A
                  5.80%, 03/01/02 ........................              473,063
    200,000       Northampton, GO
                  5.30%, 09/01/10
                  Insured: AMBAC .........................              203,250
     25,000       Plainville, GO
                  7.00%, 09/01/03 ........................               26,594
     25,000       Plymouth-Carver
                  Regional School District, GO
                  6.15%, 10/01/03
                  Insured: AMBAC .........................               27,188
     25,000       Quaboag Regional School District, GO
                  5.10%, 06/15/06
                  Insured: MBIA ..........................               25,688
    250,000       Salem, GO
                  4.50%, 07/15/03
                  Insured: MBIA ..........................              251,875
    150,000       Salem, GO
                  5.80%, 07/15/06
                  Insured: AMBAC .........................              159,188
    100,000       Salem, GO
                  5.90%, 07/15/07
                  Insured: AMBAC .........................              106,375
    200,000       Sandwich, GO
                  5.40%, 11/01/07
                  Insured: AMBAC .........................              210,250
    125,000       Sandwich Water District, GO
                  5.60%, 05/15/13 ........................              127,969
    110,000       Southbridge, GO
                  5.80%, 01/01/03
                  Insured: AMBAC .........................              116,463
  1,000,000       Southeastern Massachusetts
                  University Building Authority
                  Project Revenue, Series A
                  5.75%, 05/01/16
                  Insured: AMBAC .........................            1,046,250
    200,000       Southern Berkshire
                  Regional School District, GO
                  5.38%, 04/15/10
                  Insured: MBIA ..........................              204,000
  1,500,000       Springfield Municipal Purpose Loan, GO
                  5.00%, 09/01/15 ........................            1,462,500
    400,000       Taunton, GO
                  8.00%, 02/01/01 ........................              442,000
    250,000       University of Lowell
                  Building Authority
                  Fifth Series A
                  6.75%, 11/01/03
                  Insured: AMBAC .........................              281,875
    200,000       University of Massachusetts
                  Building Authority, Series A
                  5.50%, 05/01/03
                  Insured: MBIA ..........................              210,750
    100,000       Woods Hole
                  Martha's Vineyard and Nantucket
                  Steamship Bonds, Series B
                  6.00%, 03/01/02 ........................              107,125
                                                                  -------------
                                                                     42,462,408
                                                                  -------------

                  PENNSYLVANIA - 1.89%

  3,000,000       Berks County
                  Capital Appreciation, GO
                  5.47%, 11/15/20 (A)
                  Insured: FGIC ..........................              896,250
                                                                  -------------

                  OTHER TERRITORIES - 4.50%

  1,000,000       Puerto Rico Electric Power Authority
                  Series BB
                  6.00%, 07/01/12
                  Insured: MBIA ..........................            1,108,750
  1,000,000       Puerto Rico Municipal
                  Finance Agency, Series A
                  5.50%, 07/01/17
                  Insured: FSA ...........................            1,021,250
                                                                  -------------
                                                                      2,130,000
                                                                  -------------
                  TOTAL MUNICIPAL SECURITIES .............           45,488,658
                  (Cost $44,192,693)                              -------------

   SHARES
   ------

INVESTMENT COMPANY - 0.13%

     63,208       Massachusetts Federated
                  Municipal Cash Trust ...................               63,208
                                                                  -------------
                  TOTAL INVESTMENT COMPANY ...............               63,208
                  (Cost $63,208)                                  -------------

TOTAL INVESTMENTS - 96.29% ...............................           45,551,866
(Cost $44,255,901)                                                -------------

NET ASSETS AND OTHER LIABILITIES - 3.71% .................            1,752,926
                                                                  -------------
                  NET ASSETS - 100.00% ...................        $  47,304,792
                                                                  =============

---------
(A)           Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
AMBAC         American Municipal Bond Assurance Corp.
AMT           Alternative Minimum Tax - Private activity obligations whose interest is subject to the Federal AMT for individuals.
Connie Lee    College Construction Loan Association
FGIC          Federal Guaranty Insurance Corp.
FSA           Financial Security Assurance Company
GO            General Obligation
HEFA          Health and Educational Facilities Authority
IFA           Industrial Finance Agency
LOC           Letter of Credit
MBIA          Municipal Bond Investors Assurance
MWRA          Massachusetts Water Resource Authority
SP OB         Special Obligation

                       See Notes to Financial Statements.

            ---------------

                                 Rhode Island Municipal Bond Fund
                                 PORTFOLIO OF INVESTMENTS
            THE GALAXY FUND      October 31, 1997
            ---------------

                                                                     VALUE
  PAR VALUE                                                         (NOTE 2)
  ---------                                                         --------

MUNICIPAL SECURITIES - 94.51%

                  RHODE ISLAND - 87.19%

$   500,000       Bristol County Water Authority
                  General, Series A
                  5.00%, 07/01/16
                  Insured: MBIA ..........................        $     483,750
    150,000       Burrillville, GO
                  5.75%, 10/15/17
                  Insured: MBIA ..........................              154,125
    200,000       Burrillville, GO
                  5.85%, 05/01/14
                  Insured: FGIC ..........................              210,750
    500,000       Convention Center Authority, Series A
                  6.70%, 05/15/20
                  Insured: MBIA ..........................              549,375
    500,000       Convention Center Authority, Series A
                  6.38%, 05/15/23
                  Insured: MBIA ..........................              543,750
    700,000       Lincoln, GO
                  5.50%, 08/15/10
                  Insured: MBIA ..........................              729,750
    400,000       Pawtucket, GO
                  5.75%, 04/15/11
                  Insured: FGIC ..........................              418,000
    500,000       Providence, GO
                  5.45%, 01/15/10
                  Insured: FSA ...........................              520,000
    225,000       Providence, GO
                  6.75%, 01/15/10
                  Pre-refunded 01/15/00
                  Insured: MBIA ..........................              241,313
    500,000       Providence, GO
                  5.70%, 01/15/06
                  Insured: MBIA ..........................              528,125
    250,000       Rhode Island
                  Clean Water Protection
                  Finance Agency
                  Wastewater Treatment System
                  Cranston
                  5.80%, 09/01/22
                  Insured: MBIA ..........................              255,000
    150,000       Rhode Island
                  Clean Water Protection
                  Finance Agency
                  Revenue, Safe Drinking Water
                  Providence, Series A
                  6.20%, 01/01/06
                  Insured: AMBAC .........................              165,375
    100,000       Rhode Island
                  Clean Water Protection
                  Finance Agency
                  Revenue, Safe Drinking Water
                  Providence, Series A
                  6.70%, 01/01/15
                  Insured: AMBAC .........................              111,125
    500,000       Rhode Island
                  Depositors Economic Protection Corp.
                  SP OB, Series A
                  5.75%, 08/01/21 ........................              535,000
    500,000       Rhode Island
                  Depositors Economic Protection Corp.
                  SP OB, Series B
                  5.25%, 08/01/21
                  Insured: MBIA ..........................              513,750
    300,000       Rhode Island
                  Housing and Mortgage Finance Corp.
                  Revenue, Homeownership
                  Opportunity Series 17-A
                  6.25%, 04/01/17 ........................              300,342
    500,000       Rhode Island
                  Housing and Mortgage Finance Corp.
                  Revenue, Homeownership
                  Opportunity Series 19-A
                  5.70%, 04/01/15 ........................              507,500
    500,000       Rhode Island
                  Housing and Mortgage Finance Corp.
                  Revenue, Multifamily Housing
                  Series A
                  5.60%, 07/01/10
                  Insured: AMBAC .........................              522,500
    500,000       Rhode Island
                  Housing and Mortgage Finance Corp.
                  Multifamily Housing, Series A
                  6.15%, 07/01/17
                  Insured: AMBAC .........................              526,250
    250,000       Rhode Island
                  Housing and Mortgage Finance Corp.
                  Revenue, Rental Housing Program
                  Series A
                  5.65%, 10/01/07 ........................              258,125
    150,000       Rhode Island State, GO, Series A
                  6.25%, 06/15/07
                  Pre-refunded 06/15/02
                  Insured: FGIC ..........................              164,625
    200,000       Rhode Island State, GO, Series A
                  6.10%, 06/15/03
                  Insured: FGIC ..........................              216,750
    150,000       Rhode Island State, GO, Series A
                  6.25%, 06/15/07
                  Unrefunded
                  Insured: FGIC ..........................              163,500
    360,000       Rhode Island State
                  Consolidated Capital Development
                  Loan GO, Series A
                  5.50%, 08/01/10 ........................              371,250
    100,000       Rhode Island State
                  Consolidated Capital Development
                  Loan GO, Series B
                  6.00%, 05/15/98 ........................              101,163
    130,000       Rhode Island State
                  Health and Educational Building Corp.
                  Revenue, Higher Education Facility
                  Brown University
                  6.75%, 09/01/16 ........................              137,313
    500,000       Rhode Island State
                  Health and Educational Building Corp.
                  Revenue, Higher Education Facility
                  Brown University
                  6.00%, 09/01/20 ........................              530,625
    275,000       Rhode Island State
                  Health and Educational Building Corp.
                  Revenue, Higher Education Facility
                  Bryant College, SP OB
                  6.50%, 06/01/05
                  Insured: MBIA ..........................              301,813
    475,000       Rhode Island State
                  Health and Educational Building Corp.
                  Revenue, Higher Education Facility
                  New England Institute
                  6.00%, 03/01/15
                  Insured: Connie Lee ....................              496,375
    300,000       Rhode Island State
                  Health and Educational Building Corp.
                  Revenue, Higher Education Facility
                  Providence College
                  5.60%, 11/01/09
                  Insured: MBIA ..........................              313,500
    500,000       Rhode Island State
                  Health and Educational Building Corp.
                  Revenue, Higher Education Facility
                  Rhode Island School of Design
                  5.63%, 06/01/16
                  Insured: MBIA ..........................              511,875
    500,000       Rhode Island State
                  Health and Educational Building Corp.
                  Revenue, Higher Education Facility
                  Roger Williams
                  6.50%, 11/15/24
                  Insured: Connie Lee ....................              539,375
    260,000       Rhode Island State
                  Health and Educational Building Corp.
                  Revenue, Higher Education Facility
                  Salve Regina
                  6.25%, 03/15/13
                  Insured: Connie Lee ....................              276,575
    500,000       Rhode Island State
                  Health and Educational Building Corp.
                  Revenue, Higher Education Facility
                  Series B
                  5.25%, 09/15/23
                  Insured: MBIA ..........................              485,000
    500,000       Rhode Island State
                  Health and Educational Building Corp.
                  Revenue, Miriam Hospital Issue
                  Series B
                  6.60%, 04/01/19 ........................              560,000
    300,000       Rhode Island State
                  Health and Educational Building Corp.
                  Revenue, Saint Antoine
                  6.75%, 11/15/18
                  LOC: Allied Irish Banks NY .............              322,875
    500,000       Rhode Island State
                  Industrial Facilities Corp., Revenue
                  Marine Terminal, Mobil Oil Refining
                  6.00%, 11/01/14 ........................              528,750
    500,000       Rhode Island State
                  Participation Certificate, Series A
                  5.00%, 06/01/17
                  Insured: AMBAC .........................              480,625
    100,000       South Kingstown, GO, Series B
                  5.50%, 06/15/10
                  Insured: FSA ...........................              104,875
    100,000       Warwick, GO
                  7.00%, 11/15/02
                  Insured: FGIC ..........................              107,500
    140,000       Westerly, GO
                  6.00%, 09/15/14
                  Insured: AMBAC .........................              149,975
                                                                  -------------
                                                                     14,938,244
                                                                  -------------

                  OTHER TERRITORIES - 7.32%

    400,000       Puerto Rico Municipal
                  Finance Agency, Series A
                  6.00%, 07/01/14
                  Insured: FSA ...........................              425,498
    315,000       Puerto Rico Municipal
                  Finance Agency, Series A
                  5.50%, 07/01/17
                  Insured: FSA ...........................              321,694
    500,000       Puerto Rico Public Buildings Authority
                  Government Facilities, Series A
                  5.50%, 07/01/21
                  Insured: AMBAC .........................              507,500
                                                                  -------------
                                                                      1,254,692
                                                                  -------------
                  TOTAL MUNICIPAL SECURITIES .............           16,192,936
                  (Cost $15,549,081)                              -------------

INVESTMENT COMPANY - 3.88%

    665,027       Federated Tax-Free Obligations Fund ....              665,027
                                                                  -------------
                  TOTAL INVESTMENT COMPANY ...............              665,027
                  (Cost $665,027)                                 -------------

TOTAL INVESTMENTS - 98.39% ...............................           16,857,963
(Cost $16,214,108)                                                -------------

NET OTHER ASSETS AND LIABILITIES - 1.61% .................              276,452
                                                                  -------------
NET ASSETS - 100.00% .....................................        $  17,134,415
                                                                  =============

---------
AMBAC         American Municipal Bond Assurance Corp.
Connie Lee    College Construction Loan Association
FGIC          Federal Guaranty Insurance Corp.
FSA           Financial Security Assurance Company
GO            General Obligation
LOC           Letter of Credit
MBIA          Municipal Bond Investors Assurance
PCR           Pollution Control Revenue
SP OB         Special Obligation

                       See Notes to Financial Statements.

                         ---------------

                                              STATEMENTS OF ASSETS AND LIABILITIES
                         THE GALAXY FUND      October 31, 1997
                         ---------------

                                                                         NEW YORK      CONNECTICUT    MASSACHUSETTS    RHODE ISLAND
                                                        TAX-EXEMPT       MUNICIPAL      MUNICIPAL       MUNICIPAL        MUNICIPAL
                                                         BOND FUND       BOND FUND      BOND FUND       BOND FUND        BOND FUND
                                                         ---------       ---------      ---------       ---------        ---------
ASSETS:
  Investments (Note 2):
     Investments at cost ............................   $144,574,293   $ 62,100,113    $ 33,701,220    $ 44,255,901    $ 16,214,108
     Net unrealized appreciation ....................      5,406,728      2,981,401       1,212,794       1,295,965         643,855
                                                        ------------   ------------    ------------    ------------    ------------
     Total investments at value .....................    149,981,021     65,081,514      34,914,014      45,551,866      16,857,963
  Receivable for investments sold ...................      2,897,460           --              --              --              --
  Receivable for shares sold ........................         80,904        112,625          51,502       1,733,759          57,990
  Interest and dividend receivables .................      2,202,144      1,018,447         402,083         739,525         270,361
  Receivable from Investment Advisor (Note 4 ........         10,335          1,665            --              --               113
  Deferred organizational expense (Note 2) ..........             --             --             926             882           6,859
                                                        ------------   ------------    ------------    ------------    ------------
     Total Assets ...................................    155,171,864     66,214,251      35,368,525      48,026,032      17,193,286
                                                        ------------   ------------    ------------    ------------    ------------

LIABILITIES:
   Dividends payable ................................        330,766        134,924          56,327          80,011          35,771
   Payable for investments purchased ................      5,303,440             --       2,046,780              --              --
   Payable to Custodian .............................             --             --           2,281              --              --
   Payable for shares repurchased ...................         18,408         10,835             932         598,653              --
   Advisory fee payable (Note 3) ....................         69,350         30,692           6,751           9,387           4,068
   Payable to Fleet affiliates (Note 3) .............          4,815          5,940           2,965           4,509            --
   Payable to Administrator (Note 3) ................         19,258          7,265           9,985          22,337           4,174
   Trustees' fees and expenses payable (Note 3) .....          2,075            954           1,257           2,039           2,737
   Accrued expenses and other payables ..............         50,881         27,799          19,963           4,304          12,121
                                                        ------------   ------------    ------------    ------------    ------------
     Total Liabilities ..............................      5,798,993        218,409       2,147,241         721,240          58,871
                                                        ------------   ------------    ------------    ------------    ------------
NET ASSETS ..........................................   $149,372,871   $ 65,995,842    $ 33,221,284    $ 47,304,792    $ 17,134,415
                                                        ============   ============    ============    ============    ============

NET ASSETS CONSIST OF:
   Par value (Note 5) ...............................   $     13,505   $      5,949    $      3,173    $      4,614    $      1,571
   Paid-in capital in excess of par value ...........    142,672,591     64,345,922      33,048,440      46,759,001      16,477,155
   Undistributed net investment income (loss) .......         40,027         (4,150)        (14,293)        (45,590)        (25,307)
   Accumulated net realized gain (loss) on
     investments sold ...............................      1,240,020     (1,333,280)     (1,028,830)       (709,198)         37,141
   Net unrealized appreciation
     of investments .................................      5,406,728      2,981,401       1,212,794       1,295,965         643,855
                                                        ------------   ------------    ------------    ------------    ------------
TOTAL NET ASSETS ....................................   $149,372,871   $ 65,995,842    $ 33,221,284    $ 47,304,792    $ 17,134,415
                                                        ============   ============    ============    ============    ============

Retail A Shares:
   Net Assets .......................................   $ 25,465,173   $ 38,434,009    $ 23,354,832    $ 33,318,466    $ 17,134,415
   Shares of beneficial interest outstanding ........      2,302,321      3,464,721       2,230,405       3,250,152       1,571,137
   NET ASSET VALUE and redemption price per share ...   $      11.06   $      11.09    $      10.47    $      10.25    $      10.91
   Sales charge - 3.75% of offering price ...........           0.43           0.43            0.41            0.40            0.43
                                                        ------------   ------------    ------------    ------------    ------------
   Maximum offering price per share .................   $      11.49   $      11.52    $      10.88    $      10.65    $      11.34
                                                        ============   ============    ============    ============    ============

Retail B Shares:
   Net Assets .......................................   $  1,689,979            N/A             N/A             N/A             N/A
   Shares of beneficial interest outstanding ........        152,789            N/A             N/A             N/A             N/A
   NET ASSET VALUE, offering and redemption
     price per share* ...............................   $      11.06            N/A             N/A             N/A             N/A
                                                        ============   ============    ============    ============    ============

Trust Shares:
   Net Assets .......................................   $122,217,719   $ 27,561,833    $  9,866,452    $ 13,986,326    $         --
   Shares of beneficial interest outstanding ........     11,050,094      2,484,601         942,246       1,364,310              --
   NET ASSET VALUE and offering price per share .....   $      11.06   $      11.09    $      10.47    $      10.25    $         --
                                                        ============   ============    ============    ============    ============

*Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                                                    See Notes to Financial Statements.

                         ---------------

                                              STATEMENTS OF OPERATIONS
                         THE GALAXY FUND      For the year ended October 31, 1997
                         ---------------

                                                                         NEW YORK     CONNECTICUT   MASSACHUSETTS   RHODE ISLAND
                                                          TAX-EXEMPT     MUNICIPAL      MUNICIPAL     MUNICIPAL      MUNICIPAL
                                                           BOND FUND     BOND FUND      BOND FUND     BOND FUND      BOND FUND
                                                           ---------     ---------    -----------   -------------   ------------
INVESTMENT INCOME:
   Interest (Note 2) ..................................   $ 7,907,164    $3,461,882    $1,482,393    $2,032,422    $  793,954
   Dividends (Note 2) .................................        63,689        25,218        14,314        13,863         8,432
                                                          -----------    ----------    ----------    ----------    ----------
     Total investment income ..........................     7,970,853     3,487,100     1,496,707     2,046,285       802,386
                                                          -----------    ----------    ----------    ----------    ----------

EXPENSES:
   Investment advisory fee (Note 3) ...................     1,076,725       478,692       224,398       306,120       112,925
   Administration fee (Note 3) ........................       117,223        52,119        24,431        33,325        12,293
   Custodian fee ......................................        12,739         8,384         8,172         9,109         6,798
   Fund accounting fee (Note 3) .......................        62,317        49,280        38,815        46,105        29,882
   Legal fee (Note 3) .................................         5,982         2,669         1,248         1,762           672
   Audit fee ..........................................        19,674        17,834        17,158        10,219        18,090
   Transfer agent fee (Note 3) ........................        22,965        36,275        14,495        12,425         8,932
   12b-1 fee (Note 3) .................................         9,572          --            --            --            --
   Shareholder servicing fee (Note 3) .................        37,652        56,596        32,160        40,842          --
   Trustees' fees and expenses (Note 3) ...............         1,347         1,149           122           170            65
   Amortization of organization costs (Note 2) ........          --            --           2,000         2,000         3,420
   Reports to shareholders ............................        23,434        23,436        11,212           100         2,726
   Registration fees ..................................        30,012          --           7,915           191            85
   Insurance ..........................................         1,596           133           491           353           148
   Miscellaneous ......................................        20,872        19,226           177         4,855         5,067
                                                          -----------    ----------    ----------    ----------    ----------
     Total expenses before reimbursement/waiver .......     1,442,110       745,793       382,794       467,576       201,103
     Less: reimbursement/waiver (Note 4) ..............      (360,461)     (202,320)     (189,354)     (234,999)      (75,822)
                                                          -----------    ----------    ----------    ----------    ----------
     Total expenses net of reimbursement/waiver .......     1,081,649       543,473       193,440       232,577       125,281
                                                          -----------    ----------    ----------    ----------    ----------
NET INVESTMENT INCOME .................................     6,889,204     2,943,627     1,303,267     1,813,708       677,105

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 2):
   Net realized gain (loss) on investments sold .......     1,296,888       564,735       (82,263)       66,828        37,141
   Net change in unrealized appreciation of investments     2,503,907     1,436,259     1,036,480     1,298,792       416,740
                                                          -----------    ----------    ----------    ----------    ----------
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS ................................     3,800,795     2,000,994       954,217     1,365,620       453,881
                                                          -----------    ----------    ----------    ----------    ----------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ..........................   $10,689,999    $4,944,621    $2,257,484    $3,179,328    $1,130,986
                                                          ===========    ==========    ==========    ==========    ==========

                                                    See Notes to Financial Statements.

                         ---------------

                         THE GALAXY FUND      STATEMENTS OF CHANGES IN NET ASSETS
                         ---------------

                                                                        TAX-EXEMPT BOND FUND          NEW YORK MUNICIPAL BOND FUND
                                                                   ------------------------------    ------------------------------
                                                                       YEARS ENDED OCTOBER 31,           YEARS ENDED OCTOBER 31,
                                                                   ------------------------------    ------------------------------
                                                                       1997             1996             1997              1996
                                                                   -------------    -------------    -------------    -------------
NET ASSETS AT BEGINNING OF PERIOD ..............................   $ 132,288,859    $ 123,348,800    $  63,915,925    $  65,946,713
                                                                   -------------    -------------    -------------    -------------

INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income .......................................       6,889,204        6,159,385        2,943,627        3,005,920
   Net realized gain (loss) on investments sold ................       1,296,888          184,040          564,735          (16,589)
   Net change in unrealized appreciation
     (depreciation) of investments .............................       2,503,907         (121,103)       1,436,259         (200,532)
                                                                   -------------    -------------    -------------    -------------
   Net increase in net assets resulting from operations ........      10,689,999        6,222,322        4,944,621        2,788,799
                                                                   -------------    -------------    -------------    -------------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
     Net investment income .....................................      (1,214,501)      (1,393,399)      (1,750,144)      (1,896,290)
     Dividends in excess of net investment income ..............            --                (19)            --               --
     Net realized gain on investments ..........................         (16,116)            --               --               --
                                                                   -------------    -------------    -------------    -------------
       Total Dividends .........................................      (1,230,617)      (1,393,418)      (1,750,144)      (1,896,290)
                                                                   -------------    -------------    -------------    -------------

   RETAIL B SHARES:
     Net investment income .....................................         (47,668)          (8,291)             N/A              N/A
     Net realized gain on investments ..........................            (462)            --                N/A              N/A
                                                                   -------------    -------------    -------------    -------------
       Total Dividends .........................................         (48,130)          (8,291)             N/A              N/A
                                                                   -------------    -------------    -------------    -------------

   TRUST SHARES:
     Net investment income .....................................      (5,646,255)      (4,757,676)      (1,197,633)      (1,109,630)
     Net realized gain on investments ..........................         (63,205)            --               --               --
                                                                   -------------    -------------    -------------    -------------
       Total Dividends .........................................      (5,709,460)      (4,757,676)      (1,197,633)      (1,109,630)
                                                                   -------------    -------------    -------------    -------------

       Total Dividends to shareholders .........................      (6,988,207)      (6,159,385)      (2,947,777)      (3,005,920)
                                                                   -------------    -------------    -------------    -------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) .............      13,382,220        8,877,122           83,073       (1,813,667)
                                                                   -------------    -------------    -------------    -------------
   Net increase (decrease) in net assets .......................      17,084,012        8,940,059        2,079,917       (2,030,788)
                                                                   -------------    -------------    -------------    -------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .................   $ 149,372,871    $ 132,288,859    $  65,995,842    $  63,915,925
                                                                   =============    =============    =============    =============

(A) Undistributed (overdistributed) net investment income ......   $      40,027    $       2,378    $      (4,150)   $          --
                                                                   =============    =============    =============    =============

---------
(1) For detail on share transactions by series, see Statements of Changes in Net
Assets - Capital Stock Activity on pages 32 and 33.

                                                    See Notes to Financial Statements.

                                                    CONNECTICUT MUNICIPAL      MASSACHUSETTS MUNICIPAL     RHODE ISLAND MUNICIPAL
                                                          BOND FUND                   BOND FUND                   BOND FUND
                                                  -------------------------   -------------------------   -------------------------
                                                   YEARS ENDED OCTOBER 31,     YEARS ENDED OCTOBER 31,     YEAR ENDED OCTOBER 31,
                                                  -------------------------   -------------------------   -------------------------
                                                      1997         1996          1997          1996          1997           1996
                                                  -----------   -----------   -----------   -----------   -----------   -----------
NET ASSETS AT BEGINNING OF PERIOD ............... $29,592,030   $22,148,469   $37,321,817   $23,720,447   $14,899,739   $10,849,844
                                                  -----------   -----------   -----------   -----------   -----------   -----------

INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income ........................   1,303,267     1,286,706     1,813,708     1,613,223       677,105       630,785
   Net realized gain (loss) on investments sold .     (82,263)        6,306        66,828        13,421        37,141        60,733
   Net change in unrealized appreciation
     (depreciation) of investments ..............   1,036,480        52,961     1,298,792      (183,226)      416,740       (40,492)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
   Net increase in net assets resulting
     from operations ............................   2,257,484     1,345,973     3,179,328     1,443,418     1,130,986       651,026
                                                  -----------   -----------   -----------   -----------   -----------   -----------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
     Net investment income ......................    (984,379)   (1,015,743)   (1,277,846)   (1,133,798)     (704,462)     (630,785)
     Dividends in excess of net investment income        --            --            --            --            --            --
     Net realized gain on investments ...........        --            --            --            --         (58,722)      (59,217)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
       Total Dividends ..........................    (984,379)   (1,015,743)   (1,277,846)   (1,133,798)     (763,184)     (690,002)
                                                  -----------   -----------   -----------   -----------   -----------   -----------

   RETAIL B SHARES:
     Net investment income ......................         N/A           N/A           N/A           N/A           N/A           N/A
     Net realized gain on investments ...........         N/A           N/A           N/A           N/A           N/A           N/A
                                                  -----------   -----------   -----------   -----------   -----------   -----------
       Total Dividends ..........................         N/A           N/A           N/A           N/A           N/A           N/A
                                                  -----------   -----------   -----------   -----------   -----------   -----------

   TRUST SHARES:
     Net investment income ......................    (337,583)     (267,813)     (600,444)     (468,311)         --            --
     Net realized gain on investments ...........        --            --            --            --            --            --
                                                  -----------   -----------   -----------   -----------   -----------   -----------
       Total Dividends ..........................    (337,583)     (267,813)     (600,444)     (468,311)         --            --
                                                  -----------   -----------   -----------   -----------   -----------   -----------

       Total Dividends to shareholders ..........  (1,321,962)   (1,283,556)   (1,878,290)   (1,602,109)     (763,184)     (690,002)
                                                  -----------   -----------   -----------   -----------   -----------   -----------

NET INCREASE (DECREASE) FROM SHARE
  TRANSACTIONS(1) ...............................   2,693,732     7,381,144     8,681,937    13,760,061     1,866,874     4,088,871
                                                  -----------   -----------   -----------   -----------   -----------   -----------
   Net increase (decrease) in net assets ........   3,629,254     7,443,561     9,982,975    13,601,370     2,234,676     4,049,895
                                                  -----------   -----------   -----------   -----------   -----------   -----------

NET ASSETS AT END OF PERIOD
 (INCLUDING LINE A) ............................. $33,221,284   $29,592,030   $47,304,792   $37,321,817   $17,134,415   $14,899,739
                                                  ===========   ===========   ===========   ===========   ===========   ===========

(A) Undistributed (overdistributed) net
  investment income ............................. $   (14,293)  $     4,402   $   (45,590)  $    12,622   $   (25,307)  $     2,050
                                                  ===========   ===========   ===========   ===========   ===========   ===========

                         ---------------

                                              STATEMENTS OF CHANGES IN NET ASSETS -
                         THE GALAXY FUND      Capital Stock Activity
                         ---------------
                                                                           NEW YORK MUNICIPAL             CONNECTICUT MUNICIPAL
                                           TAX-EXEMPT BOND FUND                 BOND FUND                       BOND FUND
                                       ----------------------------    ----------------------------    ----------------------------
                                          YEARS ENDED OCTOBER 31,         YEARS ENDED OCTOBER 31,         YEARS ENDED OCTOBER 31,
                                       ----------------------------    ----------------------------    ----------------------------
                                           1997            1996            1997            1996            1997            1996
                                       ------------    ------------    ------------    ------------    ------------    ------------
DOLLAR AMOUNTS
RETAIL A SHARES:
   Sold .............................  $  2,646,111    $  3,667,225    $  4,874,717    $  7,610,907    $  3,252,075    $  2,793,266
   Issued in connection with
     acquisition (Note 8) ...........          --              --              --              --              --         7,856,253
   Issued to shareholders in
     reinvestment of dividends ......       885,221         989,521       1,251,447       1,393,109         702,784         720,485
   Repurchased ......................    (7,050,231)     (7,906,263)     (9,033,566)    (11,561,982)     (4,550,082)     (6,235,644)
                                       ------------    ------------    ------------    ------------    ------------    ------------
   Net increase (decrease)
     in shares outstanding ..........  $ (3,518,899)   $ (3,249,517)   $ (2,907,402)   $ (2,557,966)   $   (595,223)   $  5,134,360
                                       ============    ============    ============    ============    ============    ============

RETAIL B SHARES:
   Sold .............................  $    970,301    $    775,566             N/A             N/A             N/A             N/A
   Issued to shareholders
     in reinvestment of dividends ...        17,346           3,525             N/A             N/A             N/A             N/A
   Repurchased ......................      (123,614)           --               N/A             N/A             N/A             N/A
                                       ------------    ------------    ------------    ------------    ------------    ------------
   Net increase in shares
     outstanding ....................  $    864,033    $    779,091             N/A             N/A             N/A             N/A
                                       ============    ============    ============    ============    ============    ============

TRUST SHARES:
   Sold .............................  $ 27,034,670    $ 17,408,564    $  6,640,097    $  4,313,377    $  5,259,690    $  1,367,373
   Issued in connection with
     acquisition (Note 8) ...........          --              --              --              --              --         1,902,226
   Issued to shareholders in
     reinvestment of dividends ......     1,908,816          58,201         158,550         144,855          17,100          16,017
   Repurchased ......................   (12,906,400)     (6,119,217)     (3,808,172)     (3,713,933)     (1,987,835)     (1,038,832)
                                       ------------    ------------    ------------    ------------    ------------    ------------
   Net increase in shares
     outstanding ....................  $ 16,037,086    $ 11,347,548    $  2,990,475    $    744,299    $  3,288,955    $  2,246,784
                                       ============    ============    ============    ============    ============    ============

SHARE ACTIVITY
RETAIL A SHARES:
   Sold .............................       241,746         341,647         448,266         707,832         315,384         290,186
   Issued in connection with
     acquisition (Note 8) ...........          --              --              --              --              --           765,050
   Issued to shareholders in
     reinvestment of dividends ......        81,401          92,052         114,934         129,708          68,408          71,265
   Repurchased ......................      (649,802)       (737,059)       (833,825)     (1,079,631)       (444,610)       (619,017)
                                       ------------    ------------    ------------    ------------    ------------    ------------
   Net increase (decrease) in
     shares outstanding .............      (326,655)       (303,360)       (270,625)       (242,091)        (60,818)        507,484
                                       ============    ============    ============    ============    ============    ============

RETAIL B SHARES:
   Sold .............................        89,576          72,647             N/A             N/A             N/A             N/A
   Issued to shareholders in
     reinvestment of dividends ......         1,593             331             N/A             N/A             N/A             N/A
   Repurchased ......................       (11,358)           --               N/A             N/A             N/A             N/A
                                       ------------    ------------    ------------    ------------    ------------    ------------
   Net increase in shares
     outstanding ....................        79,811          72,978             N/A             N/A             N/A             N/A
                                       ============    ============    ============    ============    ============    ============

TRUST SHARES:
   Sold .............................     2,493,761       1,625,350         610,447         402,557         507,333         138,864
   Issued in connection with
     acquisition (Note 8) ...........          --              --              --              --              --           185,222
   Issued to shareholders in
     reinvestment of dividends ......       175,380           5,421          14,549          13,488           1,664           1,582
   Repurchased ......................    (1,189,272)       (571,530)       (350,861)       (346,485)       (192,523)       (103,022)
                                       ------------    ------------    ------------    ------------    ------------    ------------
   Net increase in shares outstanding     1,479,869       1,059,241         274,135          69,560         316,474         222,646
                                       ============    ============    ============    ============    ============    ============

                                                    See Notes to Financial Statements.

                         ---------------

                                              STATEMENTS OF CHANGES IN NET ASSETS -
                         THE GALAXY FUND      CAPITAL STOCK ACTIVITY (CONTINUED)
                         ---------------

                                                                        MASSACHUSETTS MUNICIPAL         RHODE ISLAND MUNICIPAL
                                                                               BOND FUND                     BOND FUND (1)
                                                                     ----------------------------    ----------------------------
                                                                        YEARS ENDED OCTOBER 31,         YEARS ENDED OCTOBER 31,
                                                                     ----------------------------    ----------------------------
                                                                         1997           1996            1997            1996
                                                                     ------------    ------------    ------------    ------------
DOLLAR AMOUNTS
RETAIL A SHARES:
   Sold ..........................................................   $ 11,981,846    $  7,299,767    $  5,083,499    $  7,329,224
   Issued in connection with acquisition (Note 8) ................           --        11,025,564            --              --
   Issued to shareholders in reinvestment of dividends ...........        957,093         838,981         311,919         299,394
   Repurchased ...................................................     (6,781,712)     (8,871,687)     (3,528,544)     (3,539,747)
                                                                     ------------    ------------    ------------    ------------
   Net increase (decrease)in shares outstanding ..................   $  6,157,227    $ 10,292,625    $  1,866,874    $  4,088,871
                                                                     ============    ============    ============    ============
RETAIL B SHARES:
   Sold ..........................................................            N/A             N/A             N/A             N/A
   Issued to shareholders in reinvestment of dividends ...........            N/A             N/A             N/A             N/A
   Repurchased ...................................................            N/A             N/A             N/A             N/A
                                                                     ------------    ------------    ------------    ------------
   Net increase in shares outstanding ............................            N/A             N/A             N/A             N/A
                                                                     ============    ============    ============    ============
TRUST SHARES:
   Sold ..........................................................   $  4,805,492    $  3,035,952            --              --
   Issued in connection with acquisition (Note 8) ................           --         1,814,561            --              --
   Issued to shareholders in reinvestment of dividends ...........            451             121            --              --
   Repurchased ...................................................     (2,281,233)     (1,383,198)           --              --
                                                                     ------------    ------------    ------------    ------------
   Net increase in shares outstanding ............................   $  2,524,710    $  3,467,436            --              --
                                                                     ============    ============    ============    ============
SHARE ACTIVITY
RETAIL A SHARES:
   Sold ..........................................................      1,185,033         749,419         472,719         688,695
   Issued in connection with acquisition (Note 8) ................           --         1,090,523            --              --
   Issued to shareholders in reinvestment of dividends ...........         95,167          84,645          29,036          28,196
   Repurchased ...................................................       (672,810)       (896,522)       (329,120)       (335,169)
                                                                     ------------    ------------    ------------    ------------
   Net increase (decrease) in shares outstanding .................        607,390       1,028,065         172,635         381,722
                                                                     ============    ============    ============    ============
RETAIL B SHARES:
   Sold
   Issued to shareholders in reinvestment of dividends ...........            N/A             N/A             N/A             N/A
   Repurchased ...................................................            N/A             N/A             N/A             N/A
                                                                     ------------    ------------    ------------    ------------
   Net increase in shares outstanding ............................            N/A             N/A             N/A             N/A
                                                                     ============    ============    ============    ============
TRUST SHARES:
   Sold ..........................................................        478,517         309,904            --              --
   Issued in connection with acquisition (Note 8) ................           --           179,482            --              --
   Issued to shareholders in reinvestment of dividends ...........             44              12            --              --
   Repurchased ...................................................       (225,905)       (140,144)           --              --
                                                                     ------------    ------------    ------------    ------------
   Net increase in shares outstanding ............................        252,656         349,254            --              --
                                                                     ============    ============    ============    ============
-----------------------
(1) As of October 31, 1997, the Rhode Island Municipal Bond Fund had not issued Trust Shares.

                                                    See Notes to Financial Statements.

                         ---------------
                                              TAX-EXEMPT BOND FUND
                                              FINANCIAL HIGHLIGHTS
                         THE GALAXY FUND      FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                         ---------------
 RETAIL A SHARES
                                                                                        YEARS ENDED OCTOBER 31,
                                                                ----------------------------------------------------------------
                                                                  1997          1996          1995         1994          1993(1)
                                                                --------      --------      --------      --------      --------
Net Asset Value, Beginning of Period ........................   $  10.78      $  10.78      $   9.99      $  11.12      $  10.11
                                                                --------      --------      --------      --------      --------
Income from Investment Operations:
   Net investment income (A) ................................       0.50          0.50          0.52          0.53          0.54
   Net realized and unrealized gain (loss) on investments ...       0.29            --          0.79         (1.04)         1.01
                                                                --------      --------      --------      --------      --------
       Total from Investment Operations: ....................       0.79          0.50          1.31         (0.51)         1.55
                                                                --------      --------      --------      --------      --------
Less Dividends:
   Dividends from net investment income .....................      (0.50)        (0.50)        (0.52)        (0.53)        (0.54)
   Dividends from net realized capital gains ................      (0.01)           --            --            --            --
   Dividends in excess of net realized capital gains ........         --            --            --         (0.09)           --
                                                                --------      --------      --------      --------      --------
     Total Dividends: .......................................      (0.51)        (0.50)        (0.52)        (0.62)        (0.54)
                                                                --------      --------      --------      --------      --------
Net increase (decrease) in net asset value ..................       0.28            --          0.79         (1.13)         1.01

Net Asset Value, End of Period ..............................   $  11.06      $  10.78      $  10.78      $   9.99      $  11.12
                                                                ========      ========      ========      ========      ========

Total Return(3) .............................................       7.49%        4.77%        13.40%         (4.75)%       15.63%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ...........................   $ 25,465      $ 28,339      $ 31,609      $ 35,911      $144,048
Ratios to average net assets:
   Net investment income including reimbursement/waiver .....      4.60%         4.68%         4.99%         5.01%         5.00%
   Operating expenses including reimbursement/waiver ........      0.95%         0.93%         0.91%         0.80%         0.64%
   Operating expenses excluding reimbursement/waiver ........      1.18%         1.18%         1.24%         1.03%         1.08%
Portfolio Turnover Rate .....................................        78%           15%           11%           17%           38%

----------------
  * Annualized
 ** Not Annualized
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.
(2) The Fund began offering Retail B shares on March 4, 1996.
(3) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail
    A Shares for the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.47, $0.48, $0.48, $0.50 and $0.49, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or
    Administrator for Trust Shares for the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.51, $0.51, $0.51,
    $0.50 and $0.49, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the year ended October 31, 1997 and the period ended October 31, 1996 were $0.40 and $0.25, respectively.

                                                    See Notes to Financial Statements.

                                                  TRUST SHARES                                              RETAIL B SHARES
                                                                     YEARS ENDED OCTOBER 31,                YEARS ENDED OCTOBER 31,
                                                  -------------------------------------------------------   ---------------------
                                                   1997        1996        1995        1994       1993(1)       1997       1996(2)
                                                  -------     -------    --------    --------    --------     -------     -------
Net Asset Value, Beginning of Period .........    $ 10.78     $ 10.78    $   9.99    $  11.12    $  10.11     $ 10.78     $ 10.94
                                                  -------     -------    --------    --------    --------     -------     -------

Income from Investment Operations:
   Net investment income (A) .................       0.53        0.53        0.54        0.53        0.54        0.43        0.27
   Net realized and unrealized gain (loss) on
     investments .............................       0.29          --        0.79       (1.04)       1.01        0.29       (0.16)
                                                  -------     -------    --------    --------    --------     -------     -------
       Total from Investment Operations: .....       0.82        0.53        1.33       (0.51)       1.55        0.72        0.11
                                                  -------     -------    --------    --------    --------     -------     -------
Less Dividends:
   Dividends from net investment income ......      (0.53)      (0.53)      (0.54)      (0.53)      (0.54)      (0.43)      (0.27)
   Dividends from net realized capital gains .      (0.01)         --          --          --          --       (0.01)         --
   Dividends in excess of net realized capital
     gains ...................................         --          --          --       (0.09)         --          --          --
                                                  -------     -------    --------    --------    --------     -------     -------
     Total Dividends: ........................      (0.54)      (0.53)      (0.54)      (0.62)      (0.54)      (0.44)      (0.27)
                                                  -------     -------    --------    --------    --------     -------     -------
Net increase (decrease) in net asset value ...       0.28          --        0.79       (1.13)       1.01        0.28       (0.16)
                                                  -------     -------    --------    --------    --------     -------     -------
Net Asset Value, End of Period ...............    $ 11.06     $ 10.78    $  10.78    $   9.99    $  11.12     $ 11.06     $ 10.78
                                                  =======     =======    ========    ========    ========     =======     =======

Total Return(3) ..............................      7.75%       5.03%      13.62%     (4.75)%      15.63%       6.83%        1.08%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ............   $122,218    $103,163    $ 91,740    $ 91,647    $144,048     $ 1,690     $    787
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver ....................      4.85%       4.91%       5.18%       5.01%       5.00%       3.95%       4.08%*
   Operating expenses including
     reimbursement/waiver ....................      0.70%       0.70%       0.72%       0.78%       0.64%       1.60%       1.57%*
   Operating expenses excluding
     reimbursement/waiver ....................      0.96%       0.95%       0.97%       1.00%       1.08%       1.83%       1.77%*
Portfolio Turnover Rate ......................        78%         15%         11%         17%         38%         78%         15%

----------------
  * Annualized
 ** Not Annualized
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.
(2) The Fund began offering Retail B shares on March 4, 1996.
(3) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail
    A Shares for the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.47, $0.48, $0.48, $0.50 and $0.49, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or
    Administrator for Trust Shares for the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.51, $0.51, $0.51,
    $0.50 and $0.49, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the year ended October 31, 1997 and the period ended October 31, 1996 were $0.40 and $0.25, respectively.

                         ---------------
                                              New York Municipal Bond Fund
                                              FINANCIAL HIGHLIGHTS
                         THE GALAXY FUND      For a Share outstanding throughout each period.
                         ---------------
 RETAIL A SHARES
                                                                                     YEARS ENDED OCTOBER 31,
                                                                ------------------------------------------------------------
                                                                   1997         1996         1995          1994       1993(1)
                                                                --------     --------     --------     --------     --------
Net Asset Value, Beginning of Period .........................  $  10.75     $  10.78     $   9.89     $  11.04     $  10.00
                                                                --------     --------     --------     --------     --------
Income from Investment Operations:
   Net investment income (A) .................................      0.49         0.48         0.49         0.49         0.50
   Net realized and unrealized gain (loss) on investments ....      0.34        (0.03)        0.89        (1.15)        1.04
                                                                --------     --------     --------     --------     --------
       Total from Investment Operations: .....................      0.83         0.45         1.38        (0.66)        1.54
                                                                --------     --------     --------     --------     --------
Less Dividends:
   Dividends from net investment income ......................     (0.49)       (0.48)       (0.49)       (0.49)       (0.50)
   Dividends from net realized capital gains .................        --           --        --              --           --
                                                                --------     --------     --------     --------     --------
     Total Dividends: ........................................     (0.49)       (0.48)       (0.49)       (0.49)       (0.50)
                                                                --------     --------     --------     --------     --------
Net increase (decrease) in net asset value ...................      0.34        (0.03)        0.89        (1.15)        1.04
                                                                --------     --------     --------     --------     --------
Net Asset Value, End of Period ...............................  $  11.09     $  10.75     $  10.78     $   9.89     $  11.04
                                                                ========     ========     ========     ========     ========

Total Return(2) ..............................................     7.93%        4.31%       14.03%      (6.14)%       15.66%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ............................  $ 38,434     $ 40,154     $ 42,870     $ 42,451     $ 70,242
Ratios to average net assets:
   Net investment income including reimbursement/waiver ......     4.52%        4.50%        4.73%        4.64%        4.54%
   Operating expenses including reimbursement/waiver .........     0.94%        0.95%        0.92%        0.87%        0.87%
   Operating expenses excluding reimbursement/waiver .........     1.26%        1.35%        1.31%        1.10%        1.19%
Portfolio Turnover Rate ......................................       61%          12%           5%          18%           3%

-----------------
  * Annualized
 ** Not Annualized
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.
(2) Calculation does not include the effect of any sales charge for Retail A Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail
    A Shares for the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.45, $0.44, $0.44, $0.46 and $0.47, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or
    Administrator for Trust Shares for the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.49, $0.47, $0.48,
    $0.47 and $0.47, respectively.

                                                    See Notes to Financial Statements.

TRUST SHARES
                                                                                  YEARS ENDED OCTOBER 31,
                                                                -----------------------------------------------------------
                                                                  1997         1996         1995         1994        1993(1)
                                                                --------     --------     --------     --------     --------
Net Asset Value, Beginning of Period .........................  $  10.75     $  10.78     $   9.89     $  11.04     $  10.00
                                                                --------     --------     --------     --------     --------
Income from Investment Operations:
   Net investment income (A) .................................      0.52         0.51         0.51         0.49         0.50
   Net realized and unrealized gain (loss) on investments ....      0.34        (0.03)        0.89        (1.15)        1.04
                                                                --------     --------     --------     --------     --------
       Total from Investment Operations: .....................      0.86         0.48         1.40        (0.66)        1.54
                                                                --------     --------     --------     --------     --------
Less Dividends:
   Dividends from net investment income ......................     (0.52)       (0.51)       (0.51)       (0.49)       (0.50)
   Dividends from net realized capital gains .................        --           --           --           --           --
                                                                --------     --------     --------     --------     --------
     Total Dividends: ........................................     (0.52)       (0.51)       (0.51)       (0.49)       (0.50)
                                                                --------     --------     --------     --------     --------
Net increase (decrease) in net asset value ...................      0.34        (0.03)        0.89        (1.15)        1.04
                                                                --------     --------     --------     --------     --------
Net Asset Value, End of Period ...............................  $  11.09     $  10.75     $  10.78     $   9.89     $  11.04
                                                                ========     ========     ========     ========     ========

Total Return(2) ..............................................     8.17%         4.55%       14.23%     (6.14)%        15.66%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ............................  $ 27,562     $ 23,762     $ 23,077     $ 24,209     $ 70,242
Ratios to average net assets:
   Net investment income including reimbursement/waiver ......     4.75%        4.75%        4.91%        4.64%        4.54%
   Operating expenses including reimbursement/waiver .........     0.71%        0.70%        0.74%        0.87%        0.87%
   Operating expenses excluding reimbursement/waiver .........     1.02%        1.10%        1.07%        1.08%        1.19%
Portfolio Turnover Rate ......................................       61%          12%           5%          18%           3%

                                                See Notes to Financial Statements.

                         ---------------
                                              CONNECTICUT MUNICIPAL BOND FUND
                                              FINANCIAL HIGHLIGHTS
                         THE GALAXY FUND      FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                         ---------------

RETAIL A SHARES
                                                                                 YEARS ENDED OCTOBER 31,
                                                                ------------------------------------------------------------
                                                                  1997         1996         1995        1994       1993(1)(2)
                                                                --------     --------     --------     --------     --------
Net Asset Value, Beginning of Period ....................       $  10.14     $  10.13     $   9.22     $  10.32     $  10.00
                                                                --------     --------     --------     --------     --------
 Income from Investment Operations:
   Net investment income (A) ............................           0.45         0.42         0.44         0.46         0.25
   Net realized and unrealized gain (loss) on investments           0.33         0.01         0.91        (1.10)        0.32
                                                                --------     --------     --------     --------     --------
       Total from Investment Operations: ................           0.78         0.43         1.35        (0.64)        0.57
                                                                --------     --------     --------     --------     --------
Less Dividends:
   Dividends from net investment income .................          (0.45)       (0.42)       (0.44)       (0.46)       (0.25)
   Dividends from net realized capital gains ............             --           --           --           --           --
                                                                --------     --------     --------     --------     --------
     Total Dividends: ...................................          (0.45)       (0.42)       (0.44)       (0.46)       (0.25)
                                                                --------     --------     --------     --------     --------
Net increase (decrease) in net asset value ..............           0.33         0.01         0.91        (1.10)        0.32
                                                                --------     --------     --------     --------     --------
Net Asset Value, End of Period ..........................       $  10.47     $  10.14     $  10.13     $   9.22     $  10.32
                                                                ========     ========     ========     ========     ========

Total Return (3) ........................................           7.86%       4.32%       14.94%      (6.39)%        5.80%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .......................       $ 23,355     $ 23,244     $ 18,066     $ 18,229     $ 18,771
Ratios to average net assets:
   Net investment income including reimbursement/waiver .          4.30%        4.13%        4.53%        4.66%        4.30%*
   Operating expenses including reimbursement/waiver ....          0.70%        0.70%        0.68%        0.25%        0.00%*
   Operating expenses excluding reimbursement/waiver ....          1.31%        1.38%        1.48%        1.42%        1.73%*
Portfolio Turnover Rate .................................            42%           3%           7%           4%           7%**

--------------
  * Annualized
 ** Not Annualized
(1) The Fund commenced operations on March 16, 1993.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.
(3) Calculation does not include the effect of any sales charge for Retail A Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail
    A Shares for the years ended October 31, 1997, 1996, 1995 and 1994 and for the period ended October 31, 1993 were $0.38,
    $0.35, $0.37, $0.34 and $0.15, respectively. Net investment income per share before reimbursement/waiver of fees by the
    Investment Advisor and/or Administrator for Trust Shares for the years ended October 31, 1997, 1996, 1995 and 1994 and for the period ended October 31, 1993 were $0.41, $0.37, $0.38, $0.35 and $0.15, respectively.

                                                    See Notes to Financial Statements.


TRUST SHARES
                                                                                 YEARS ENDED OCTOBER 31,
                                                                ------------------------------------------------------------
                                                                  1997         1996         1995        1994       1993(1)(2)
                                                                --------     --------     --------     --------     --------
Net Asset Value, Beginning of Period ....................       $  10.14     $  10.13     $   9.22     $  10.32     $  10.00
                                                                --------     --------     --------     --------     --------
 Income from Investment Operations:
   Net investment income (A) ............................           0.47         0.44         0.46         0.46         0.25
   Net realized and unrealized gain (loss) on investments           0.33         0.01         0.91        (1.10)        0.32
                                                                --------     --------     --------     --------     --------
       Total from Investment Operations: ................           0.80         0.45         1.37        (0.64)        0.57
                                                                --------     --------     --------     --------     --------
Less Dividends:
   Dividends from net investment income .................          (0.47)       (0.44)       (0.46)       (0.46)       (0.25)
   Dividends from net realized capital gains ............             --           --           --           --           --
                                                                --------     --------     --------     --------     --------
     Total Dividends: ...................................          (0.47)       (0.44)       (0.46)       (0.46)       (0.25)
                                                                --------     --------     --------     --------     --------
Net increase (decrease) in net asset value ..............           0.33         0.01         0.91        (1.10)        0.32
                                                                --------     --------     --------     --------     --------
Net Asset Value, End of Period ..........................       $  10.47     $  10.14     $  10.13     $   9.22     $  10.32
                                                                ========     ========     ========     ========     ========

Total Return (3) ........................................          8.06%        4.54%       15.21%      (6.37)%        5.80%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .......................       $  9,866     $  6,348     $  4,083     $  4,419     $ 18,771
Ratios to average net assets:
   Net investment income including reimbursement/waiver .          4.51%        4.34%        4.76%        4.66%        4.30%*
   Operating expenses including reimbursement/waiver ....          0.49%        0.49%        0.45%        0.23%        0.00%*
   Operating expenses excluding reimbursement/waiver ....          1.10%        1.17%        1.24%        1.41%        1.73%*
Portfolio Turnover Rate .................................            42%           3%           7%           4%           7%**

---------------
  * Annualized
 ** Not Annualized
(1) The Fund commenced operations on March 16, 1993.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.
(3) Calculation does not include the effect of any sales charge for Retail A Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail
    A Shares for the years ended October 31, 1997, 1996, 1995 and 1994 and for the period ended October 31, 1993 were $0.38,
    $0.35, $0.37, $0.34 and $0.15, respectively. Net investment income per share before reimbursement/waiver of fees by the
    Investment Advisor and/or Administrator for Trust Shares for the years ended October 31, 1997, 1996, 1995 and 1994 and for the period ended October 31, 1993 were $0.41, $0.37, $0.38, $0.35 and $0.15, respectively.

                                                    See Notes to Financial Statements.

                         ---------------
                                              MASSACHUSETTS MUNICIPAL BOND FUND
                                              FINANCIAL HIGHLIGHTS
                         THE GALAXY FUND      FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                         ---------------
 RETAIL A SHARES
                                                                                   YEARS ENDED OCTOBER 31,
                                                                -------------------------------------------------------------
                                                                  1997         1996         1995         1994       1993(1)(2)
                                                                --------     --------     --------     --------     --------
Net Asset Value, Beginning of Period ....................       $   9.94     $   9.98     $   9.12     $  10.24     $  10.00
                                                                --------     --------     --------     --------     --------
 Income from Investment Operations:
   Net investment income (A) ............................           0.45         0.43         0.44         0.47         0.29
   Net realized and unrealized gain (loss) on investments           0.32        (0.04)        0.86        (1.12)        0.24
                                                                --------     --------     --------     --------     --------
       Total from Investment Operations: ................           0.77         0.39         1.30        (0.65)        0.53
                                                                --------     --------     --------     --------     --------
Less Dividends:
   Dividends from net investment income .................          (0.46)       (0.43)       (0.44)       (0.47)       (0.29)
   Dividends from net realized capital gains ............             --           --           --           --           --
                                                                --------     --------     --------     --------     --------
     Total Dividends: ...................................          (0.46)       (0.43)       (0.44)       (0.47)       (0.29)
                                                                --------     --------     --------     --------     --------
Net increase (decrease) in net asset value ..............           0.31        (0.04)        0.86        (1.12)        0.24
                                                                --------     --------     --------     --------     --------
Net Asset Value, End of Period ..........................       $  10.25     $   9.94     $   9.98     $   9.12     $  10.24
                                                                ========     ========     ========     ========     ========

Total Return (3) ........................................           7.92%       4.05%       14.52%      (6.46)%        5.42%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .......................       $ 33,318     $ 26,275     $ 16,113     $ 15,966     $ 20,121
Ratios to average net assets:
   Net investment income including reimbursement/waiver .          4.38%        4.42%        4.56%        4.89%        4.87%*
   Operating expenses including reimbursement/waiver ....          0.63%        0.66%        0.70%        0.33%        0.05%*
   Operating expenses excluding reimbursement/waiver ....          1.20%        1.32%        1.58%        1.43%        1.82%*
Portfolio Turnover Rate .................................            48%          16%          19%          11%           0%**

---------------
  * Annualized
 ** Not Annualized
(1) The Fund commenced operations on March 12, 1993.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.
(3) Calculation does not include the effect of any sales charge for Retail A Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail
    A Shares for the years ended October 31, 1997, 1996, 1995 and 1994 and for the period ended October 31, 1993 were $0.39,
    $0.37, $0.36, $0.37 and $0.18, respectively. Net investment income per share before reimbursement/waiver of fees by the
    Investment Advisor and/or Administrator for Trust Shares for the years ended October 31, 1997, 1996, 1995 and 1994 and for the period ended October 31, 1993 were $0.40, $0.40, $0.38, $0.38 and $0.18, respectively.

                                                    See Notes to Financial Statements.

TRUST SHARES
                                                                                   YEARS ENDED OCTOBER 31,
                                                                -------------------------------------------------------------
                                                                  1997         1996         1995         1994       1993(1)(2)
                                                                --------     --------     --------     --------     --------
Net Asset Value, Beginning of Period ....................       $   9.94     $   9.98     $   9.12     $  10.24     $  10.00
                                                                --------     --------     --------     --------     --------
 Income from Investment Operations:
   Net investment income (A) ............................           0.46         0.46         0.45         0.48         0.29
   Net realized and unrealized gain (loss) on investments           0.32        (0.04)        0.86        (1.12)        0.24
                                                                --------     --------     --------     --------     --------
       Total from Investment Operations: ................           0.78         0.42         1.31        (0.64)        0.53
                                                                --------     --------     --------     --------     --------
Less Dividends:
   Dividends from net investment income .................          (0.47)      (0.46)        (0.45)       (0.48)       (0.29)
   Dividends from net realized capital gains ............             --           --           --           --           --
                                                                --------     --------     --------     --------     --------
     Total Dividends: ...................................          (0.47)       (0.46)       (0.45)       (0.48)       (0.29)
                                                                --------     --------     --------     --------     --------
Net increase (decrease) in net asset value ..............           0.31        (0.04)        0.86        (1.12)        0.24
                                                                --------     --------     --------     --------     --------
Net Asset Value, End of Period ..........................       $  10.25     $   9.94     $   9.98     $   9.12     $  10.24
                                                                ========     ========     ========     ========     ========

Total Return (3) ........................................           8.06%       4.27%       14.72%      (6.46)%        5.42%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .......................       $ 13,986     $ 11,047     $  7,607     $  5,617     $ 20,121
Ratios to average net assets:
   Net investment income including reimbursement/waiver .          4.57%        4.60%        4.73%        4.89%        4.87%*
   Operating expenses including reimbursement/waiver ....          0.44%        0.48%        0.52%        0.33%        0.05%*
   Operating expenses excluding reimbursement/waiver ....          1.01%        1.14%        1.31%        1.41%        1.82%*
Portfolio Turnover Rate .................................            48%          16%          19%          11%           0%**

---------------
  * Annualized
 ** Not Annualized
(1) The Fund commenced operations on March 12, 1993.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.
(3) Calculation does not include the effect of any sales charge for Retail A Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail
    A Shares for the years ended October 31, 1997, 1996, 1995 and 1994 and for the period ended October 31, 1993 were $0.39,
    $0.37, $0.36, $0.37 and $0.18, respectively. Net investment income per share before reimbursement/waiver of fees by the
    Investment Advisor and/or Administrator for Trust Shares for the years ended October 31, 1997, 1996, 1995 and 1994 and for the period ended October 31, 1993 were $0.40, $0.40, $0.38, $0.38 and $0.18, respectively.

                                                    See Notes to Financial Statements.

                         ---------------
                                              RHODE ISLAND MUNICIPAL BOND FUND
                                              FINANCIAL HIGHLIGHTS
                         THE GALAXY FUND      FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                         ---------------

RETAIL A SHARES
                                                                YEARS ENDED OCTOBER 31,      PERIOD ENDED
                                                                  1997         1996        OCTOBER 31, 1995(1)
                                                                --------     --------      ------------------
Net Asset Value, Beginning of Period .....................      $  10.65     $  10.67           $  10.00
                                                                --------     --------           --------
Income from Investment Operations:
   Net investment income (A) .............................          0.48         0.51               0.44
   Net realized and unrealized gain on investments .......          0.32         0.03               0.67
                                                                --------     --------           --------
     Total from Investment Operations: ...................          0.80         0.54               1.11
                                                                --------     --------           --------
Less Dividends:
   Dividends from net investment income ..................         (0.50)       (0.51)             (0.44)
   Dividends from net realized capital gains .............         (0.04)       (0.05)                --
                                                                --------     --------           --------
     Total Dividends: ....................................         (0.54)       (0.56)             (0.44)
                                                                --------     --------           --------
Net increase (decrease) in net asset value ...............          0.26        (0.02)              0.67
                                                                --------     --------           --------
Net Asset Value, End of Period ...........................      $  10.91     $  10.65           $  10.67
                                                                ========     ========           ========

Total Return (2) .........................................         7.78%        5.22%             11.29%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ........................      $ 17,134     $ 14,900           $ 10,850
Ratios to average net assets:
   Net investment income including reimbursement/waiver ..         4.50%        4.78%              5.13%*
   Operating expenses including reimbursement/waiver .....         0.83%        0.77%              0.40%*
   Operating expenses excluding reimbursement/waiver .....         1.34%        1.34%              2.25%*
Portfolio Turnover Rate ............................ .....           19%          13%                34%**

------------------
  * Annualized
 ** Not Annualized
(1) The Fund commenced operations on December 20, 1994.
(2) Calculation does not include the effect of any sales charge for Retail A Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended October 31, 1997 and 1996 and for the period ended
    October 31, 1995 were $0.43, $0.45 and $0.28, respectively.

                                                    See Notes to Financial Statements.

               ---------------

               THE GALAXY FUND      NOTES TO FINANCIAL STATEMENTS
               ---------------

1. ORGANIZATION

  The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered twenty-four managed investment portfolios. The accompanying financial statements and financial highlights are those of the Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds (individually, a "Fund", collectively, the "Funds") only.

  Each Fund is authorized to issue two series of shares (Trust Shares and Retail A Shares), except for the Tax-Exempt Bond Fund, which is authorized to issue three series of shares (Trust Shares, Retail A Shares and Retail B Shares). As of October 31, 1997, the Rhode Island Municipal Bond Fund has offered only Retail A Shares. Trust Shares, Retail A Shares and Retail B Shares are substantially the same except that (i) Retail A Shares are subject to a maximum 3.75% front-end sales charge, (ii) Retail B Shares are subject to a maximum 5.00% contingent deferred sales charge, and (iii) each series of shares bears the following series specific expenses: distribution fees and/or shareholder servicing fees and transfer agency charges. Six years after purchase, Retail B Shares will convert automatically to Retail A Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.

  PORTFOLIO VALUATION: Investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgment of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid prices and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers; and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

  SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest and dividend income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

  DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are determined separately for each series and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

  Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax.
Therefore, no Federal income or excise tax provision is recorded.

  EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

  In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

  ORGANIZATION COSTS: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. In the event that any of the initial shares purchased by a Fund's sponsor are redeemed during such period by any holder thereof, the Fund involved will be reimbursed by such holder for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

  WHEN-ISSUED SECURITIES: Each Fund may purchase and sell securities, such as municipal obligations, on a "when-issued" basis. Delivery of the security and payment take place after the date of the commitment to purchase and such securities are subject to market fluctuations during this period. The fair value of these securities is determined in the same manner as other municipal obligations. The Trust's custodian will set aside cash or liquid portfolio securities equal to the amount of the when-issued commitment in a separate account.

3. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICES AND OTHER FEES

  The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor" or "Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund (See Note 4).

  The Trust and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which Investor Services Group (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets and 0.075% of combined average daily net assets over $5 billion. Prior to September 5, 1996, Investor Services Group was entitled to receive administration fees, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust, 0.085% of the next $2.5 billion of combined average daily net assets and 0.08% of combined average daily net assets over $5 billion.

   In addition, Investor Services Group also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to such fee arrangements, Investor Services Group compensates Chase Manhattan Bank, N.A. the Trust's custodian bank, for its services.

   First Data Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Investor Services Group and an indirect wholly-owned subsidiary of First Data Corporation, serves as the exclusive distributor of the Trust's shares.

   The Trust has adopted a shareholder services plan ("Services Plan") with respect to Retail A Shares and Trust Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail A Shares at an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.15% of the average daily net asset value of the outstanding Retail A Shares beneficially owned by such customers. No fees were charged under the Services Plan with respect to the Rhode Island Municipal Bond Fund for the period ended October 31, 1997.

   The Trust has adopted a distribution and shareholder services plan (the "12b-1 Plan") with respect to Retail B Shares of the Tax-Exempt Bond Fund. Under the 12b-1 Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for shareholder liaison and shareholder administrative support services are being made solely to Fleet Bank and its affilitates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to the Fund's outstanding Retail B Shares. The fees for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.15% and 0.15%, respectively, of the average daily net assets attributable to the Fund's outstanding Retail B Shares owned of record or beneficially by the Institution's Customers. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.15% of the average daily net asset value of Retail B Shares owned of record or beneficially by the Institution's Customers. For the year ended October 31, 1997, the Funds paid fees under the Services Plan and 12b-1 Plan as follows:
                                                              12B-1 PLAN
                                              SERVICES  ----------------------
 FUND                                           PLAN    SERVICES  DISTRIBUTION
 ----                                         --------  --------  ------------
Tax-Exempt Bond ............................. $ 37,652  $ 1,784    $  7,788
New York Municipal Bond .....................   56,596      N/A         N/A
Connecticut Municipal Bond ..................   32,160      N/A         N/A
Massachusetts Municipal Bond ................   40,842      N/A         N/A
Rhode Island Municipal Bond .................     --        N/A         N/A

Retail A Shares, Retail B Shares and Trust Shares of the Funds each bear series specific transfer agent charges based upon the number of shareholder accounts for each series. In addition, Trust Shares also bear additional transfer agency fees in order to compensate Investor Services Group for payments made to Fleet Bank, an affiliate of the Investment Advisor, for performing certain sub-accounting and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. These additional fees are based on the number of shareholder accounts. For the year ended October 31, 1997, transfer agent charges for each series were as follows:

FUND                                               RETAIL A  RETAIL B    TRUST
----                                               --------  --------    -----
Tax-Exempt Bond ..............................      $22,037    $854       $74
New York Municipal Bond ......................       36,212     N/A        63
Connecticut Municipal Bond ...................       14,432     N/A        63
Massachusetts Municipal Bond .................       12,356     N/A        69
Rhode Island Municipal Bond ..................       8,932      N/A        --

   Certain officers of the Trust may be officers of the Administrator. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Advisor serves as an officer, Trustee or employee of the Trust. Effective November 1, 1996, each Trustee is entitled to receive for services as a trustee of the Trust, The Galaxy VIP Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee of $29,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP and Galaxy II, based on their relative net assets. Prior to November 1, 1996, each Trustee was entitled to receive for services as a trustee of the Trust and VIP an aggregate fee of $18,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees of the Trust and VIP and the President and Treasurer of the Trust and VIP were entitled to additional annual fees for their services in these capacities.

   Each Trustee is eligible to participate in the Trust's Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed. On January 1, 1997, the Plan was merged into a combined Deferred Compensation Plan for the Trust, VIP and Galaxy II.

   Expenses for the year ended October 31, 1997 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

   The Investment Advisor and Administrator voluntarily agreed to waive a portion of their fees and/or to reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each series. The Investment Advisor and Administrator may revise or discontinue the voluntary fee waivers and expense reimbursements at any time. For the year ended October 31, 1997, the Investment Advisor and Administrator waived fees and/or reimbursed expenses with respect to the Funds in the following amounts:

                                                    FEES WAIVED BY
                                             ------------------------------
                                              INVESTMENT
FUND                                            ADVISOR       ADMINISTRATOR
-----                                        -------------    -------------
Tax-Exempt Bond ............................    $287,127         $    --
New York Municipal Bond ....................     127,651          25,827
Connecticut Municipal Bond .................     149,599          39,755
Massachusetts Municipal Bond ...............     204,080          30,919
Rhode Island Municipal Bond ................      75,284              --

                                                  REIMBURSEMENT BY
FUND                                             INVESTMENT ADVISOR
-----                                            ------------------
Tax-Exempt Bond ..............................      $   73,334
New York Municipal Bond ......................          48,842
Connecticut Municipal Bond ...................              --
Massachusetts Municipal Bond .................              --
Rhode Island Municipal Bond ..................             538

5. SHARES OF BENEFICIAL INTEREST

   The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into twenty-four classes of shares each consisting of one or more series including: Class M - Series 1 Shares (Trust Shares), Class M - Series 2 Shares (Retail A Shares) and Class M - Series 3 Shares (Retail B Shares) - Tax-Exempt Bond Fund; Class O - Series 1 Shares (Trust Shares) and Class O - Series 2 Shares (Retail A Shares) - New York Municipal Bond Fund; Class P - Series 1 Shares (Trust Shares) and Class P - Series 2 Shares (Retail A Shares) - Connecticut Municipal Bond Fund; Class Q - Series 1 Shares (Trust Shares) and Class Q - Series 2 Shares (Retail A Shares) - Massachusetts Municipal Bond Fund; and Class R - Series 1 Shares (Trust Shares) and Class R - Series 2 Shares (Retail A Shares) - Rhode Island Municipal Bond Fund.

   Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares bear the expense of payments under the Services Plan, Retail B Shares bear the expense of payments under the 12b-1 Plan and Trust Shares, Retail A Shares and Retail B Shares each bear series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

   Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

6. PURCHASES AND SALES OF SECURITIES

   The cost of purchases and proceeds from sales of securities, other than short-term investments, for the year ended October 31, 1997 were as follows:

FUND                                     PURCHASES                SALES
----                                   -------------          -------------
Tax-Exempt Bond ..............         $ 127,636,627          $ 109,985,061
New York Municipal Bond ......            38,542,577             40,335,118
Connecticut Municipal Bond ...            16,333,420             12,431,078
Massachusetts Municipal Bond .            26,874,877             19,127,419
Rhode Island Municipal Bond ..             3,949,147              2,765,899

   The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation), and cost for all securities as computed on a federal income tax basis at October 31, 1997 for each Fund is as follows:

FUND                                   APPRECIATION           (DEPRECIATION)
----                                   -------------          -------------
Tax-Exempt Bond ..............         $   5,453,808          $     (47,080)
New York Municipal Bond ......             2,981,937                   (536)
Connecticut Municipal Bond ...             1,214,595                 (1,801)
Massachusetts Municipal Bond .             1,321,758                (25,793)
Rhode Island Municipal Bond ..               650,555                 (6,700)

FUND                                        NET                   COST
----                                   -------------          -------------
Tax-Exempt Bond ..............         $   5,406,728          $ 144,574,293
New York Municipal Bond ......             2,981,401             62,100,113
Connecticut Municipal Bond ...             1,212,794             33,701,220
Massachusetts Municipal Bond .             1,295,965             44,255,901
Rhode Island Municipal Bond ..               643,855             16,214,108

   At October 31, 1997, the following Funds had capital loss carryforwards:

FUND                                        AMOUNT             EXPIRATION
----                                   -------------          -------------
New York Municipal Bond ......         $     640,235              2002
                                             676,456              2003
                                              16,589              2004
Connecticut Municipal Bond ...               178,995              2001
                                              82,181              2002
                                             685,391              2003
                                              90,957              2005
Massachusetts Municipal Bond .               221,579              2002
                                             487,619              2003

7. CONCENTRATION OF CREDIT

   The New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds invest primarily in debt obligations issued by the State of New York, the State of Connecticut, the Commonwealth of Massachusetts and the State of Rhode Island, respectively, and their respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Funds, as non-diversified investment portfolios, are more susceptible to economic and political factors adversely affecting issuers of each respective state's specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

8. ACQUISITION OF THE SHAWMUT FUNDS

   At a meeting held on June 12, 1995, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Agreement") for the acquisition of The Shawmut Funds ("Shawmut") by the Trust. Pursuant to the Agreement, all of the assets and liabilities of the Shawmut Connecticut Intermediate Municipal Income Fund and the Shawmut Massachusetts Intermediate Municipal Income Fund were transferred to the Galaxy Connecticut Municipal Bond Fund and the Galaxy Massachusetts Municipal Bond Fund, respectively, in exchange for Retail A Shares and Trust Shares of the Galaxy Connecticut Municipal Bond Fund and the Galaxy Massachusetts Municipal Bond Fund, respectively. Accordingly, the net assets of the Shawmut Connecticut Intermediate Municipal Income Fund were exchanged for 765,050 Retail A Shares and 185,222 Trust Shares of the Galaxy Connecticut Municipal Bond Fund and the net assets of the Shawmut Massachusetts Intermediate Municipal Income Fund were exchanged for 1,090,523 Retail A Shares and 179,482 Trust Shares of the Galaxy Massachusetts Municipal Bond Fund, respectively. In related transactions, the assets and liabilities of the other Shawmut portfolios were transferred to corresponding Galaxy portfolios in exchange for shares in such Galaxy portfolios. The reorganization, which qualified as a tax-free reorganization for federal income tax purposes, was completed on December 4, 1995 following approval of the reorganization by Shawmut shareholders. Certain share registration fees incurred in connection with the reorganization were borne by the Trust. The following is a summary of the Net Assets, Shares Outstanding, Net Asset Values per share and Unrealized Appreciation associated with the transaction:

                                Before Acquisition           After Acquisition
                          -------------------------------    -----------------
                            Galaxy             Shawmut            Galaxy
                          Connecticut        Connecticut        Connecticut
                           Municipal        Intermediate         Municipal
                             Bond          Municipal Bond          Bond
                          -----------      --------------      ------------
Net Assets .............. $22,703,295      $  9,758,479        $ 32,461,774
Shares outstanding ......   2,210,642           963,404           3,160,914
Retail A and Trust Net
 Asset Value, per share . $     10.27      $      10.13        $      10.27
Unrealized Appreciation . $   435,707      $    182,610

                                Before Acquisition           After Acquisition
                          -------------------------------    -----------------
                            Galaxy             Shawmut            Galaxy
                         Massachusetts      Massachusetts      Massachusetts
                           Municipal        Intermediate         Municipal
                             Bond          Municipal Bond          Bond
                          -----------      --------------      ------------

Net Assets .............. $24,534,165      $ 12,840,125        $ 37,374,290
Shares outstanding ......   2,426,213         1,270,005           3,696,218
Retail A and Trust Net
 Asset Value, per share . $     10.11      $      10.11        $      10.11
Unrealized Appreciation . $   501,126      $    199,433


TAX INFORMATION (UNAUDITED)

During the fiscal year ended October 31, 1997, the Funds earned the following percent of their income from municipal obligations which generally qualify as exempt from federal and state taxation.

FUND                                    INCOME
-----                                  --------
Tax-Exempt Bond ...............          99.09%
New York Municipal Bond .......         100.00%
Connecticut Municipal Bond ....         100.00%
Massachusetts Municipal Bond ..          99.70%
Rhode Island Municipal Bond ...         100.00%

During the fiscal year ended October 31, 1997, the following funds made distributions from long-term capital gains:

                                    LONG-TERM-GAINS
FUND                                     PAID
-----                              ----------------
Tax-Exempt Bond ...............        $ 79,784
Rhode Island Municipal Bond ...           6,897

                        REPORT OF INDEPENDENT ACCOUNTANTS

To Shareholders and the Board of Trustees of The Galaxy Fund:

     We have audited the accompanying statements of assets and liabilities of the Tax-Exempt Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund (five series of The Galaxy Fund), including the portfolios of investments, as of October 31, 1997, and the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of The Galaxy Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned series of The Galaxy Fund as of October 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

Boston, Massachusetts                       Coopers & Lybrand L.L.P.
December 19, 1997

--------------
 SHAREHOLDER
  SERVICES
--------------

AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, savings or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.

"A well-balanced asset allocation plan may help to control your risk while pursuing your goals."

DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one fund for shares in another fund.

QUARTERLY MAGAZINE

Service also means giving you the practical information you need, in language you can understand, to make smart investment decisions. The quarterly magazine, Galaxy Observer, brings news, strategies and simple, straight-forward explanations of investment basics and terminology.

CONSOLIDATED STATEMENTS

Timely, comprehensive mutual fund account statements offer detailed information on your individual account. If you have a Fleet One or a Fleet Private Banking Account, your Galaxy Fund information can be added to these statements.

INVESTMENT SPECIALISTS

In many Fleet branch offices or in the convenience of your home or office, you can visit one-on-one with an Investment Specialist* who can help you select the investments that match your individual needs. This service is at no cost to you.

24-HOUR ACCESS TO REGISTERED REPRESENTATIVES

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and service. Call 1-800-628-0414 for information on initial purchases and current performance.

CUSTOMER SERVICE

Quality customer service is only a phone call away. Call 1-800-628-0414 between 9 a.m. and 5 p.m. to arrange bank wires, or to make telephone exchanges and redemptions.

In addition, Galaxy's state-of-the-art InvestConnect automated voice response system is available to serve you 24-hours a day, seven days a week by calling 1-800-FOR-GLXY (367-4599).
--------------------------------------------------------------------------------
Certain shareholder services may not be available for Trust Share investors. Please consult your Fund Prospectus.
* Shares of the Funds are distributed through First Data Distributors, Inc. member NASD and SIPC. Investment Specialists are registered representatives of FIS Securities, Inc., member NASD, Fleet Enterprises, Inc., member NASD and SIPC.

                                    TRUSTEES
                                  AND OFFICERS

                              Dwight E. Vicks, Jr.
                              Chairman and Trustee

                                John T. O'Neill
                              President, Treasurer
                                  and Trustee

                               Louis DeThomasis,
                                 F.S.C., Ph.D.
                                    Trustee

                                Donald B. Miller
                                    Trustee

                                 James M. Seed
                                    Trustee

                              Bradford S. Wellman
                                    Trustee

                                    W. Bruce
                              McConnel, III, Esq.
                                   Secretary

                                 Jylanne Dunne
                                Vice President &
                              Assistant Treasurer

                               INVESTMENT ADVISOR

                                Fleet Investment
                                 Advisors Inc.
                                75 State Street
                                   Boston, MA
                                     02109

                                  DISTRIBUTOR

                                   First Data
                               Distributors, Inc.
                              4400 Computer Drive
                                  Westborough,
                              Massachusetts 01581

                                 ADMINISTRATOR

                              First Data Investor
                              Services Group, Inc.
                              4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund, which contains more information concerning the Fund's investment policies, as well as fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

Shares of the funds are not deposits or obligations of, or guaranteed or endorsed by Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc. or any Fleet bank. Shares of the funds are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the funds, when redeemed, may be worth more or less than their original cost. An investment in the funds involves investment risks, including the possible loss of principal.
                                [RECYCLE SYMBOL]
                   This report was printed on recycled paper.

                                                              ------------------
                                                                BULK RATE
                                                                U.S. POSTAGE
                                                                PAID
                                                                PERMIT NO. 105
                                                                N. READING, MA
                                                              ------------------
---------------


                  4400 Computer Drive
   GALAXY         Box 5108
    FUNDS         Westborough, MA 01581-5108
---------------






FN-243 (12/97) Date of first use 1/1/98